the RODNEY SQUARE
                               STRATEGIC EQUITY FUND

                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT
                                  JUNE 30, 1999

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DEAR SHAREHOLDER:

     The last year has been an exciting one for our fund and for the investment markets. This past spring the trustees of the fund recommended that we take advantage of some cost saving opportunities by combining the Fund with two other mutual fund families to form one larger fund. By doing this we can enjoy overall lower costs and an expanded number of investment products available through one fund family. But, more importantly we can benefit from the investment expertise offered by two affiliates of Wilmington Trust Company - Cramer, Rosenthal, McGlynn ("CRM") and Roxbury Capital Management ("Roxbury"). The Fund
reorganization that has been recommended by the board of trustees also encompasses a recommendation to appoint CRM as investment adviser to the Large Cap Value Equity Portfolio. Also, the board of trustees has recommended the appointment of Roxbury as investment adviser to the Large Cap Growth Equity Portfolio. The reasons for this recommendation are compelling. CRM has been managing equities since 1973, specializing in a value approach. Their long history of above average returns is an impressive one that the board considered at length. Roxbury also specializes in equities, but, in contrast with CRM, specializes in growth equities. Roxbury has been in business since 1986 and has also generated an impressive investment performance. Since growth and value investing can have very disparate short-term performance, we are pleased to recommend such experienced companies as investment advisors for our fund. The reorganization is expected to occur late this year, subject to such approvals of shareholders of the fund and the two other mutual fund families as may be required.

     The investment markets also provided some excitement. Stocks continued their march upward while fixed income markets continued to tread water, at best, due to the anticipated rise in short-term interest rates toward the end of June. In the last 12 months the Standard & Poors 500 Index, (S&P 500), posted a 22.8% total return while bonds, as measured by the Lehman Government/Corporate Index, rose only 2.7%.

     We believe that our portfolios are well positioned to benefit from the economic environment that is likely to develop over the next 12-18 months. Our anticipated reorganization will not alter our investment strategy. Due to the change in the fiscal year end of the Fund to June 30, this report covers the period from the last fiscal year end, December 31, 1998 to June 30, 1999.

ECONOMIC ENVIRONMENT

     Economic growth has already slowed from the pace established in the fourth quarter of 1998. It is likely to slow further in coming months, but not because the Fed raised short-term interest rates. A much more important factor has been the rise in long-term interest rates - meaning mortgages as well. This rise should alter the buying decisions of consumers and businesses alike. Furthermore, businesses have probably already spent what they need for Y2K. Consequently, consumer purchases for items that require financing - cars and houses - should subside. We expect housing starts to fall to an annualized rate of about 1.6 million units, compared with 1.77 million in the first quarter. Overall, economic growth should be about 1 percentage point lower next year versus this year, or about 3.0% next year versus 4% this year.

     With growth slowing and worker and capital productivity improving, there is little likelihood of inflation accelerating for a sustained time period. Unit labor costs (worker compensation adjusted for productivity) in the second quarter probably rose less than 1%. Commodity prices also are weak - except for energy. Consequently, there is little "cost push" inflation. It might be argued that "demand-pull" inflation is set to accelerate as the U.S. economy stays on a strong growth pace. However, economic growth abroad remains lackluster and manufacturing facilities in those countries are running at low capacity rates. Hence, while U.S. companies might desire to increase prices, doing


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so would almost surely be seen as an opportunity for foreign competitors to step in and increase market share as they would be more willing to keep prices at the lower level. In summary, competitive and productivity factors are likely to help keep inflation low, we expect consumer price inflation to be in the 2% range at year end 1999 and average slightly higher than that next year, about 2.2%

EQUITY OUTLOOK

Looking ahead, we expect corporate profits to continue to grow quite nicely. Estimates for second quarter earnings should be in the 10-11% range, and for the year we see operating profits up about 10%. We also believe that conditions look very favorable for year 2000 earnings with a preliminary estimate of 7% growth. We caution that these estimates are based on a relatively stable interest rate environment. The modest increase in long-term interest rates to the 6% level and a one-quarter boost in the Federal Reserve overnight rate has had little effect on the market thus far. We are also encouraged that the fed has indicated that it sees little need to increase rates again in the near term. So the combination of good earnings, stable interest rates, low inflation and greater productivity should keep the market moving forward. A stronger than expected economy with creeping inflation and higher interest rates would appear to be the greatest risk.

LARGE CAP GROWTH EQUITY PORTFOLIO

     The Large Cap Growth Equity Portfolio (the "Growth Portfolio") returned 9.20% for the six-month period ended June 30, 1999. The S&P 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks achieved a gain of 12.38% for the same period. The Russell 1000 Growth Index returned 10.45% for the same six-month period. The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that that includes the largest 1000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indices with a weight proportional to their growth or value characteristics.

     The Growth Portfolio performance over the six-month period was enhanced due to significant appreciation in selected technology stocks. Also contributing were retail , financial and oil service stocks. The weakest performers were those in the food and beverage, pharmaceutical and selected software companies. The Fund's advisor, WTC, emphasizes the purchase of stocks that possess above-average sustainable earnings growth rates at reasonable prices. As of the date of this report, the Growth Portfolio is well diversified among all the major sectors of the market with particular emphasis in the technology and healthcare industries. As of June 30, 1999 the ten largest holdings in the Fund were:

     10 LARGEST HOLDINGS            PERCENT OF TOTAL ASSETS   10 LARGEST HOLDINGS    PERCENT OF TOTAL ASSETS
     ----------------               -----------------------   -------------------    --------------------

     American International Group          4.3%               Microsoft Corp.                 3.5%
     Cisco Systems Inc.                    4.1                Home Depot Inc                  3.3
     MCI Worldcom Inc.                     3.7                Merck & Co.                     3.1
     General Electric                      3.7                Staples Inc                     3.0
     Intel Corp.                           3.6                Tyco International              2.8

                                        2

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     The following graph compares the Growth Portfolio,  the Russell 1000 Growth
Index and the S&P 500 Index, for the past 10 years ended June 30, 1999. In 1999, the Growth Portfolio's fiscal year end changed from December 31 to June 30. Therefore, account values have been presented at June 30, 1999, and as of June 30 in each prior year.


                        LARGE CAP GROWTH EQUITY PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                           1 YEAR            5 YEAR           10 YEAR
                          --------          --------         --------
Growth Portfolio           19.91%            23.50%           16.73%
Russell 1000 Growth
   Index                   21.92%            27.16%           18.48%
S&P 500 Index              22.76%            27.88%           18.76%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Growth          Russell 1000         S&P 500
                 Portfolio        Growth Index          Index
6/30/89           $10,000           $10,000            $10,000
6/30/90           $11,374           $11,439            $11,640
6/30/91           $11,782           $12,307            $12,500
6/30/92           $13,033           $14,121            $14,184
6/30/93           $15,473           $16,279            $16,110
6/30/94           $16,358           $16,390            $16,326
6/30/95           $19,850           $20,565            $20,576
6/30/96           $24,681           $25,965            $25,936
6/30/97           $31,814           $34,341            $34,925
6/30/98           $39,185           $44,695            $45,476
6/30/99           $46,987           $54,492            $55,826
--------------------------------------------------------------------------------
-------------------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. The Russell 1000 Growth Index and the S&P500 Index are unmanaged stock market indices without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 29.

                                        3

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LARGE CAP VALUE EQUITY PORTFOLIO

     The Large Cap Value Equity Portfolio (the "Value Portfolio") returned 5.59% for the six-month period ended June 30, 1999. The S&P 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks achieved a gain of 12.38% for the same period. The Russell 1000 Value Index returned 12.87% for the same six-month period. The Russell 1000 Value Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that that includes the largest 1000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either the Growth or Value Index. The remaining stocks are placed in both indices with a weight proportional to their growth or value characteristics.

     During the last six months, the Value Portfolio underperformed its benchmarks due to weak performance in the first three months of the year. Performance was weak during these early months due to poor security selection in the technology and utilities sectors. Additionally, the Portfolio had an average market capitalization less than the benchmarks. This strategy was not successful as the largest capitalization stocks performed better than the market as a whole. Fund performance improved significantly in the three months ended June 30, 1999 with the Fund rising 12.49% versus a increase of 7.05% in the S&P 500 and 11.28% in the Russell 1000 Value index. Performance improved due to large upward moves in energy-related stocks, retail food supermarkets and a strong rebound in the same technology stocks that performed so poorly in the first half of the year. The Portfolio holdings are well diversified with representation in all major market sectors. The Portfolio is currently overweighted in the finance and utilities sectors and underweighted in technology and healthcare stocks as compared to the S&P500 Index. The strategy of the Value Portfolio is to continue to buy stocks that appear undervalued by using statistical measures of relative price-to-earnings ratios, price-to-book ratios and estimated prospective earnings growth rates. As of June 30, 1999, the Value Portfolio's top ten holdings were:


10 LARGEST HOLDINGS         PERCENT OF TOTAL ASSETS     10 LARGEST HOLDINGS            PERCENT OF TOTAL ASSETS
-------------------         -----------------------     -------------------            -----------------------
     Baker Hughes, Inc               3.8%               American Greetings Corp                 2.9%
     Fortune Brands                  3.1                Archstone Communities Trust             2.9
     Johnson Controls                3.0                Cooper Industries                       2.8
     Raytheon Co.                    3.0                Columbia Healthcare Corp                2.7
     Post Properties                 2.9                Coastal Corp.                           2.6

     The following graph compares the performance of the Value Portfolio and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000 Value Index and the S&P 500 Index. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. In 1999, the Value Portfolio's fiscal year end changed from December 31 to June
30. Therefore, account values have been presented at June 30, 1999, and as of June 30 in each prior year.


                                        4

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                        LARGE CAP VALUE EQUITY PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*


--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                                     SINCE
                                                                   INCEPTION
                                  1 YEAR             5 YEAR         (12/1/91)
                                 --------           --------       ----------
Value Portfolio/
   Value Stock Fund 1             (0.26)%            16.63%           15.07%
Russell 1000 Value Index           21.92%            27.16%           21.09%
S&P 500 Index                      22.76%            27.88%           21.43%
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Value Portfolio (6/29/98-6/30/99)    Russell 1000     S&P 500
                Value Stock Fund (12/1/91-6/29/98)     Value Index      Index
12/1/91                        $10,000                  $10,000        $10,000
6/30/92                        $11,470                  $11,053        $11,072
6/30/93                        $13,113                  $12,742        $12,576
6/30/94                        $13,430                  $12,829        $12,745
6/30/95                        $16,254                  $16,096        $16,063
6/30/96                        $20,347                  $20,323        $20,247
6/30/97                        $25,967                  $26,879        $27,265
6/30/98                        $29,052                  $34,983        $35,502
6/30/99                        $28,976                  $42,651        $43,582
--------------------------------------------------------------------------------
---------------------------------
1 The Value Stock Fund was a collective investment fund that was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"). On June 29, 1998, the Value Portfolio acquired all the assets and assumed all the liabilities of the Value Stock Fund.
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. The Russell 1000 Value Index and the S&P 500 Index are unmanaged stock market indices without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 30.

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SMALL CAP EQUITY PORTFOLIO

     The Small Cap Equity Portfolio (the "Small Cap Portfolio") returned 1.60% for the six month period ended June 30, 1999. The Russell 2000 Index, comprised of stocks of the smallest 2,000 of the 3,000 largest U.S. companies based on market capitalization returned 9.29% for this same period.

     The Small Cap Portfolio has a portion of the assets managed in a growth style and a portion of the assets managed in a value style. The purpose of the division is to dampen the volatility inherent in small cap portfolios. The growth portion of the portfolio returned 2.71% compared to 12.82% for the Russell 2000 Growth Index during the period. The underperformance on the growth side of the fund related to a lower weighting in internet related stocks compared to that of the index. The value portion of the fund returned 1.00% during the six month period compared to 5.26% for the Russell 2000 Value Index. The Russell 2000 Growth and Value Indices are subsets of the Russell 2000 Index that each have the characteristics (respectively) of growth and value oriented companies.

     As of the date of this report the Small Cap Portfolio is well diversified across economic sectors with overweightings in healthcare and technology that are offset by underweightings in finance, REIT's and utilities. The strategy on the growth side is to purchase companies with a significant and sustainable competitive advantage in their respective industries. Within the technology portion of the growth portfolio, particular emphasis is placed on companies with a lead in a certain technological niche. For example, Qlogic, which is the largest holding in the portfolio, is the leading company in the important "Fibre Channel" method of transferring data between the computer and its disk drive. On the value side of the portfolio, the strategy remains one of finding undervalued companies relative to past and potential earnings growth. Companies are emphasized that have the potential to recover from adversity and regain a leading position in their industry.

     10 LARGEST HOLDINGS          PERCENT OF TOTAL ASSETS   10 LARGEST HOLDINGS             PERCENT OF TOTAL ASSETS
     ----------------             --------------------      ----------------                --------------------

     Qlogic                            3.3%                 Factset Research Systems, Inc.         1.9%
     O'Reilly Automotive, Inc.         2.2                  Conmed Corp.                           1.5
     Profit Recovery Group             2.2                  Fiserv, Inc.                           1.4
     Acxiom Corp.                      2.1                  Sungard Data Systems, Inc.             1.4
     Linens N Things, Inc.             2.0                  Intl. Speedway                         1.4

     The following graph compares the performance of the Small Cap Portfolio and its predecessor, the Small Cap Fund (a collective investment fund), with that of the Russell 2000 Index. The Small Cap Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Fund was not registered as a mutual fund under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Small Cap Fund had been registered under the 1940 Act, its performance may have been different. In 1999 the Fund's year end was changed from December 31 to June 30. Therefore, account values have been presented at June 30, 1999, and as of June 30 in each prior year.



                                        6

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                           SMALL CAP EQUITY PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

------------------------------------------------
         Average Annual Total Return
------------------------------------------------
                                          SINCE
                            1 YEAR       4/1/97
                            --------     -------
Small Cap Portfolio/
   Small Cap Fund 2         (5.47)%       14.15%
Russell 2000 Index           1.50%        15.18%
------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Small Cap Portfolio (6/29/98-6/30/99)
                    Small Cap Fund (4/1/97-6/29/98)          Russell 2000 Index
4/1/97                         $10,000                            $10,000
6/30/97                        $12,059                            $11,621
6/30/98                        $14,245                            $13,538
6/30/99                        $13,466                            $13,742

--------------------------------------------------------------------------------
--------------------------------
2 The Small Cap Fund was a collective investment fund that was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"). On June 29, 1998, the Small Cap Equity Portfolio acquired all the assets and assumed all the liabilities of the Small Cap Fund.

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of
     $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the return assumes reinvestment of all dividends. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 31.

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INTERNATIONAL EQUITY PORTFOLIO

     The first six months of 1999 were marked by the introduction (and subsequent weakness) of the new Euro currency, and signs of recovery in Japan and the Asian emerging markets. In Europe, initial enthusiasm surrounding the Euro waned quickly, as stronger economic growth and higher interest rates in the United States combined to weaken the nascent currency by 12.2% versus the dollar. The Euro played a major role in the dollar denominated return of the European component of the MSCI EAFE Index (-2.4%). Meanwhile, Japan (+20.7%) and other Pacific markets (+26.0%) exhibited strength on signs of recovery from the economic woes that have plagued the Orient during the past two years. During the period, the International Portfolio's exposure to the Pacific markets was increased from 17.2% to 29.7%, while European exposure was reduced from 71.5% to 63.7%. This shift represents cautious optimism regarding the durability of the Asian recovery, and a continued view that European consolidation will provide long term benefits through an increased focus on shareholder wealth. As of June 30, exposure to emerging markets represented 8.3% of the portfolio, and cash represented 3.1%. For the six month period, the Portfolio underperformed the benchmark MSCI EAFE index by 0.7%; however, performance over longer periods (i.e. 10 years and since inception in 1987) has been superior to the benchmark. As of June 30, 1999, the International Equity Portfolio's top ten holdings were:


     10 LARGEST HOLDINGS          PERCENT OF TOTAL ASSETS     10 LARGEST HOLDINGS            PERCENT OF TOTAL ASSETS
     -------------------          -----------------------     --------------------           -----------------------
     Takeda Chemical Industry Ltd.         1.7%               VNU NV                                  1.2%
     Telecom Italia Spa                    1.5                Istituto Banc San Paolo Torino          1.1
     Novartis Ag Registered                1.4                Philips Electronics                     1.1
     ELF Aquitaine                         1.4                Toshiba Corporation                     1.1
     NIT Mobile Com                        1.2                Samsung Electronics                     1.1

     The following graph compares the performance of the International Portfolio and its predecessor, the International Fund (a collective investment fund), with that of the MSCI EAFE Index. The International Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Portfolio (i.e., adjusted to reflect antici-pated expenses, absent investment advisory fee waivers). The International Fund was not registered as a mutual fund under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Fund had been registered under the 1940 Act, its performance may have been different. In 1999 the Fund's fiscal year end was changed from December 31 to June 30. Therefore, account values have been presented at June 30, 1999, and as of June 30 in each prior year.

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                         INTERNATIONAL EQUITY PORTFOLIO
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

-----------------------------------------------------------
         Average Annual Total Return
-----------------------------------------------------------
                           1 YEAR      5 YEAR      10 YEAR
                           --------   --------     --------
International Portfolio/
   International Fund 3     1.55%        7.01%      8.88%
MSCI EAFE Index             7.92%        8.52%      6.92%
-----------------------------------------------------------

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               International Portfolio (6/29/98-6/30/99)
                 International Fund (12/31/88-6/29/98)         MSCI EAFE Index
6/30/89                        $10,000                            $10,000
6/30/90                        $12,740                            $10,353
6/30/91                        $10,823                             $9,190
6/30/92                        $12,216                             $9,162
6/30/93                        $13,358                            $11,058
6/30/94                        $16,692                            $12,971
6/30/95                        $16,600                            $13,224
6/30/96                        $19,203                            $15,026
6/30/97                        $21,851                            $17,003
6/30/98                        $23,061                            $18,088
6/29/98                        $23,419                            $19,520

--------------------------------------------------------------------------------
3 The International Fund was a collective investment fund that was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"). On June 29, 1998, the International Portfolio acquired all the assets and assumed all the liabilities of the International Fund.

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by WTC or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Returns are higher due to WTC's maintenance of the Portfolio's expenses. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by Provident Distributors, Inc. See Financial Highlights on page 32.

                                                       Sincerely,

                                                       /s/  ROBERT J. CHRISTIAN
                                                       Robert J. Christian
                                                       President
August 16, 1999

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THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP GROWTH EQUITY PORTFOLIO
----------------------------------------------------------------------------
    INVESTMENTS / JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------

COMMON STOCK -- 98.3%
  COMMUNICATION & BROADCASTING -- 3.6%
      MCI Worldcom, Inc. ...............................   94,000  $  8,107,500
                                                                   ------------
        TOTAL COMMUNICATION & BROADCASTING ......................     8,107,500
                                                                   ------------
  DRILLING OIL & GAS WELLS -- 0.5%
      Enron Oil & Gas Co. ..............................   50,000     1,012,500
                                                                   ------------
        TOTAL DRILLING OIL & GAS WELLS ..........................     1,012,500
                                                                   ------------
  FINANCE & INSURANCE -- 8.0%
    INSURANCE CARRIERS -- 6.0%
      American International Group, Inc. ...............   80,000     9,365,000
      Equitable Cos., Inc. .............................   26,000     1,742,000
      Protective Life Corp. ............................   65,000     2,145,000
                                                                   ------------
                                                                     13,252,000
                                                                   ------------
    STATE & NATIONAL BANKS -- 2.0%
      Citigroup, Inc. ..................................   75,748     3,598,030
      State Street Corp. ...............................   10,000       853,750
                                                                   ------------
                                                                      4,451,780
                                                                   ------------
        TOTAL FINANCE & INSURANCE ...............................    17,703,780
                                                                   ------------
  MANUFACTURING -- 46.6%
    AIRCRAFT & AEROSPACE -- 3.4%
      AlliedSignal, Inc. ...............................   60,000     3,780,000
      United Technologies Corp. ........................   53,000     3,799,437
                                                                   ------------
                                                                      7,579,437
                                                                   ------------
    COMPUTERS & OFFICE EQUIPMENT -- 10.2%
      Computer Associates International, Inc. ..........   60,250     3,313,750
      Dell Computer Corp. ..............................  100,000     3,700,000
      Intel Corp. ......................................  134,000     7,973,000
      Microsoft Corp ...................................   84,800     7,647,900
                                                                   ------------
                                                                     22,634,650
                                                                   ------------
    CONSUMER PRODUCTS -- 1.5%
      Fortune Brands, Inc. .............................   60,000     2,482,500
      Procter & Gamble Co. .............................    9,000       803,250
                                                                   ------------
                                                                      3,285,750
                                                                   ------------
    ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 6.3%
      General Electric Co. .............................   71,000     8,023,000
      Tyco International Ltd. ..........................   64,000     6,064,000
                                                                   ------------
                                                                     14,087,000
                                                                   ------------
    ELECTRONICS -- 3.6%
      Analog Devices, Inc. .............................  120,000     6,022,500
      Maxim Integrated Products, Inc. ..................   30,200     2,008,300
                                                                   ------------
                                                                      8,030,800
                                                                   ------------


                                                                          VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
    FOOD & BEVERAGE -- 1.7%
      Coca-Cola Co. ....................................   20,000  $  1,250,000
      PepsiCo, Inc. ....................................   65,000     2,514,688
                                                                   ------------
                                                                      3,764,688
                                                                   ------------
    INDUSTRIAL MACHINERY & EQUIPMENT -- 1.8%
      Illinois Tool Works, Inc. ........................   50,000     4,100,000
                                                                   ------------
    MANUFACTURING INDUSTRIES -- 1.3%
      American Home Products Corp. .....................   50,000     2,875,000
                                                                   ------------
    OIL FIELD MACHINERY & EQUIPMENT -- 1.0%
      Schlumberger Ltd. ................................   36,384     2,317,206
                                                                   ------------
    PHARMACEUTICAL PREPARATIONS-- 8.3%
      Abbott Laboratories ..............................   55,000     2,502,500
      Amgen, Inc. ......................................   20,000     1,217,500
      Biogen, Inc. .....................................   14,000       900,375
      Bristol-Meyers Squibb Co. ........................   80,000     5,635,000
      Johnson & Johnson Co. ............................   55,000     5,390,000
      Schering-Plough Corp. ............................   53,000     2,809,000
                                                                   ------------
                                                                     18,454,375
                                                                   ------------
    PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.5%
      Guidant Corp. ....................................   55,000     2,829,063
      Medtronic, Inc. ..................................   35,000     2,725,625
                                                                   ------------
                                                                      5,554,688
                                                                   ------------
    TELECOMMUNICATIONS EQUIPMENT-- 3.7%
      Lucent Technologies, Inc. ........................   40,000     2,697,500
      Tellabs, Inc. ....................................   40,000     2,702,500
      Uniphase Corp. ...................................   17,000     2,822,000
                                                                   ------------
                                                                      8,222,000
                                                                   ------------
    TOBACCO -- 1.3%
      Philip Morris Cos., Inc. .........................   70,000     2,813,125
                                                                   ------------
        TOTAL MANUFACTURING .....................................   103,718,719
                                                                   ------------
  SERVICES -- 27.2%
    AMUSEMENT & RECREATIONAL SERVICES -- 2.5%
      Carnival Corp., (A Shares) .......................   40,000     1,940,000
      Warner-Lambert Co. ...............................   54,000     3,746,250
                                                                   ------------
                                                                      5,686,250
                                                                   ------------
    BUSINESS SERVICES -- 7.8%
      Automatic Data Processing, Inc. ..................   61,000     2,684,000
      Berkshire Hathaway, Inc., (B Shares)* ............    1,000     2,249,000
      Equifax, Inc. ....................................   36,000     1,284,750
      Halliburton Co. ..................................   59,500     2,692,375

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP GROWTH EQUITY PORTFOLIO
----------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
      Merck & Co., Inc. ................................   92,000  $  6,808,000
      Williams Cos., Inc. ..............................   40,000     1,702,500
                                                                   ------------
                                                                     17,420,625
                                                                   ------------
    COMPUTER SERVICES -- 15.0%
      Acxiom Corp. .....................................   70,000     1,745,625
      America Online, Inc. .............................   40,000     4,420,000
      American Management Systems, Inc. ................   58,100     1,862,831
      Cisco Systems, Inc. ..............................  140,000     9,030,000
      EMC Corp. ........................................   60,000     3,300,000
      IMS Health Inc. ..................................   93,000     2,906,250
      Network Associates, Inc. .........................   60,000       881,250
      Oracle Corp. .....................................  135,000     5,011,875
      Peoplesoft,  Inc. ................................   80,000     1,380,000
      Sun Microsystems, Inc. ...........................   20,000     1,377,500
      Yahoo! Inc. ......................................    8,000     1,378,000
                                                                   ------------
                                                                     33,293,331
                                                                   ------------
    MEDICAL & HEALTH SERVICES -- 0.7%
      Healthsouth Corp. ................................  100,000     1,493,750
                                                                   ------------
    SANITARY SERVICES -- 1.2%
      Waste Management, Inc. ...........................   50,000     2,687,500
                                                                   ------------
        TOTAL SERVICES ..........................................    60,581,456
                                                                   -----------
  WHOLESALE & RETAIL TRADE -- 12.4%
    MISCELLANEOUS RETAIL STORES -- 2.5%
      Dayton Hudson Corp. ..............................   40,000     2,600,000
      Family Dollar Stores, Inc. .......................  120,000     2,880,000
                                                                   ------------
                                                                      5,480,000
                                                                   ------------
    RETAIL APPAREL & ACCESSORY STORES -- 2.7%
      Linens 'N Things, Inc. ...........................   75,000     3,281,250
      Zale Corp. .......................................   70,000     2,800,000
                                                                   ------------
                                                                      6,081,250
                                                                   ------------
    RETAIL BUILDING MATERIAL-- 3.2%
      Home Depot, Inc. .................................  112,000     7,217,000
                                                                   ------------
    RETAIL OFFICE SUPPLIES -- 3.0%
      Staples, Inc. ....................................  215,250     6,659,297
                                                                   ------------
    WHOLESALE CHEMICALS & DRUGS -- 1.0%
      Cardinal Health, Inc. ............................  33,467      2,146,071
                                                                   ------------
        TOTAL WHOLESALE & RETAIL TRADE ..........................    27,583,618
                                                                   ------------
        TOTAL COMMON STOCK
          (COST $161,216,012) ...................................   218,707,573
                                                                   ------------


                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
SHORT-TERM INVESTMENTS -- 0.6%
      Samson Street Fund -
        Money Market Portfolio .........................  722,172       722,172
      Temp Cash Fund - Dollar Series ...................  722,171       722,171
                                                                   ------------
      TOTAL SHORT-TERM INVESTMENTS
        (COST $1,444,343) .......................................     1,444,343
                                                                   ------------

TOTAL INVESTMENTS -- 98.9%
   (COST $162,660,355) ..........................................   220,151,916

OTHER ASSETS AND
   LIABILITIES, NET-- 1.1% ......................................     2,385,883
                                                                   ------------
NET ASSETS-- 100.0% .............................................  $222,537,799
                                                                   ============

*    Non-income producing security.

(DAGGER) The cost for Federal income tax purposes. At June 30, 1999, net unrealized appreciation was $57,491,561. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $64,141,363, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $6,649,802.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
---------------------------------------------------------------------------
    INVESTMENTS /JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------

COMMON STOCK -- 98.3%
  COMMUNICATION & BROADCASTING -- 1.4%
      CBS Corp. ........................................   25,500   $ 1,107,656
                                                                    -----------
        TOTAL COMMUNICATION & BROADCASTING ......................     1,107,656
                                                                    -----------
  COMPUTERS & OFFICE EQUIPMENT-- 3.8%
      Intel Corp. ......................................   20,300     1,207,850
      Xerox Corp. ......................................   30,200     1,783,687
                                                                    -----------
        TOTAL COMPUTERS & OFFICE EQUIPMENT ......................     2,991,537
                                                                    -----------
  ELECTRIC, GAS & WATER UTILITIES-- 11.9%
      BEC Energy .......................................   26,300     1,084,875
      Coastal Corp. ....................................   50,500     2,020,000
      Consolidated Natural Gas Co. .....................   25,200     1,530,900
      Entergy Corp. ....................................   20,000       625,000
      New Century Energies, Inc. .......................   44,900     1,742,681
      Reliant Energy, Inc. .............................   42,100     1,163,012
      Texas Utilities Co. ..............................   30,600     1,262,250
                                                                    -----------
        TOTAL ELECTRIC, GAS & WATER UTILITIES ...................     9,428,718
                                                                    -----------
  FINANCE & INSURANCE -- 17.8%
    FINANCIAL SERVICES -- 1.2%
      A.G. Edwards & Sons, Inc. ........................   30,200       973,950
                                                                    -----------
    INSURANCE CARRIERS -- 8.4%
      Aetna, Inc. ......................................    9,000       804,937
      Allmerica Financial Corp. ........................   26,100     1,587,206
      American General Corp. ...........................   25,100     1,891,912
      MBIA, Inc. .......................................   21,600     1,398,600
      Washington Mutual, Inc. ..........................   26,800       948,050
                                                                    -----------
                                                                      6,630,705
                                                                    -----------
    SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 2.2%
      Chase Manhattan Corp. ............................   19,800     1,715,175
                                                                    -----------
    STATE & NATIONAL BANKS -- 6.0%
      Bank One Corp. ...................................   29,200     1,739,225
      First Union Corp. ................................   30,800     1,447,600
      PNC Bank Corp. ...................................   27,300     1,573,163
                                                                    -----------
                                                                      4,759,988
                                                                    -----------
        TOTAL FINANCE & INSURANCE ...............................    14,079,818
                                                                    -----------


                                                                       VALUE
                                                          SHARES      (NOTE 2)
                                                         --------   -----------
  MANUFACTURING -- 36.4%
    CHEMICAL & ALLIED PRODUCTS -- 1.8%
      Great Lakes Chemical Corp. .......................   30,000   $ 1,381,875
                                                                    -----------
    CONSUMER PRODUCTS -- 7.6%
      American Greetings Corp. .........................   77,300     2,328,663
      American Home Products Corp. .....................   21,900     1,259,250
      Fortune Brands, Inc. .............................   58,905     2,437,194
                                                                    -----------
                                                                      6,025,107
                                                                    -----------
    ELECTRONICS -- 8.6%
      Avnet, Inc. ......................................   30,967     1,439,966
      Emerson Electric Co. .............................   18,200     1,144,325
      Harris Corp. .....................................   46,796     1,833,818
      Raytheon Co. (A shares) ..........................   34,300     2,362,413
                                                                    -----------
                                                                      6,780,522
                                                                    -----------
    IRON & STEEL -- 2.0%
      LTV Corp. ........................................  241,200     1,613,025
                                                                    -----------
    MISCELLANEOUS MANUFACTURING INDUSTRIES -- 5.8%
      Cooper Industries, Inc. ..........................   42,000     2,184,000
      Johnson Controls, Inc. ...........................   34,200     2,370,488
                                                                    -----------
                                                                      4,554,488
                                                                    -----------
    OIL FIELD MACHINERY & EQUIPMENT -- 3.8%
      Baker Hughes, Inc. ...............................   89,300     2,991,550
                                                                    -----------
    PAPER & PAPER PRODUCTS -- 2.2%
      International Paper Co. ..........................   33,600     1,696,800
                                                                    -----------
    PHARMACEUTICAL PREPARATIONS -- 2.0%
      Pharmacia & Upjohn, Inc. .........................   28,300     1,607,794
                                                                    -----------
    TEXTILES & APPAREL -- 2.6%
      VF Corp. .........................................   47,300     2,022,075
                                                                    -----------
        TOTAL MANUFACTURING .....................................    28,673,236
                                                                    -----------
  OIL & GAS -- 5.2%
      Kerr-McGee Corp. .................................   31,200     1,565,850
      Mobil Corp. ......................................   15,100     1,494,900
      Texaco, Inc. .....................................   17,400     1,087,500
                                                                    -----------
        TOTAL OIL & GAS .........................................     4,148,250
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS -- 5.8%
      Archstone Communities Trust ......................  104,900     2,301,244
      Post Properties, Inc. ............................   56,600     2,320,600
                                                                    -----------
        TOTAL REAL ESTATE INVESTMENT TRUSTS .....................     4,621,844
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
----------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
  SERVICES -- 3.6%
      Columbia Healthcare Corp. ........................   91,900   $ 2,096,469
      Meditrust Corp. ..................................   57,700       753,706
                                                                    -----------
        TOTAL SERVICES ..........................................     2,850,175
                                                                    -----------
  TELECOMMUNICATIONS -- 3.0%
      AT&T Corp. .......................................   21,450     1,197,178
      SBC Communications, Inc. .........................   20,600     1,194,800
                                                                    -----------
        TOTAL TELECOMMUNICATIONS ................................     2,391,978
                                                                    -----------
  TRANSPORTATION -- 1.3%
      Union Pacific Corp. ..............................   17,000       991,313
                                                                    -----------
        TOTAL TRANSPORTATION ....................................       991,313
                                                                    -----------
  WHOLESALE & RETAIL TRADE -- 8.1%
    MISCELLANEOUS RETAIL STORES -- 3.7%
      May Department Stores Co. ........................   28,600     1,169,025
      Zale Corp. .......................................   45,000     1,800,000
                                                                    -----------
                                                                      2,969,025
                                                                    -----------
    RETAIL FOOD STORES -- 4.4%
      Food Lion Inc. (A shares) ........................  140,000     1,662,500
      Supervalu, Inc. ..................................   70,000     1,798,125
                                                                    -----------
                                                                      3,460,625
                                                                    -----------
        TOTAL WHOLESALE & RETAIL TRADE ..........................     6,429,650
                                                                    -----------
        TOTAL COMMON STOCK
          (COST $69,691,418) ....................................    77,714,175
                                                                    -----------

SHORT-TERM INVESTMENTS -- 1.4%
      Samson Street Fund -
        Money Market Portfolio .........................  568,360       568,360
      Temp Cash Fund - Dollar Series ...................  568,360       568,360
                                                                    -----------
        TOTAL SHORT-TERM INVESTMENTS
          (COST $1,136,720) .....................................     1,136,720
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
   (COST $70,828,138) ...........................................    78,850,895

OTHER ASSETS AND
   LIABILITIES, NET-- 0.3% ......................................       209,165
                                                                    -----------
NET ASSETS-- 100.0% .............................................   $79,060,060
                                                                    ===========

*    Non-income producing security.

(DAGGER) The cost for Federal income tax purposes. At June 30, 1999, net unrealized appreciation was $8,022,757. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $10,919,645, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,896,888.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- SMALL CAP EQUITY PORTFOLIO
---------------------------------------------------------------------
    INVESTMENTS / JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
COMMON STOCK -- 98.9%
  COMMUNICATION & BROADCASTING -- 1.3%
      Abovenet Communications, Inc.* ...................   20,000   $   807,500
      Primus Telecommunications Group,
        Inc.* ..........................................    9,000       201,937
                                                                    -----------
        TOTAL COMMUNICATION & BROADCASTING ......................     1,009,437
                                                                    -----------
  COMPUTER SERVICES -- 0.7%
      Ariba, Inc. ......................................      100         9,725
      Autobytel.com, Inc.* .............................      250         5,219
      Brocade Communications Systems, Inc. .............    2,000       192,875
      iTurf, Inc. ......................................      400         7,225
      Rambus, Inc. .....................................    3,000       276,562
                                                                    -----------
        TOTAL COMPUTER SERVICES .................................       491,606
                                                                    -----------
  ELECTRIC, GAS & WATER UTILITIES -- 3.2%
      Central Hudson Gas & Electric ....................    9,200       386,400
      Commonwealth Energy Systems ......................   10,300       432,600
      Nevada Power Co. .................................   23,500       587,500
      Northwest Natural Gas Co. ........................   24,800       598,300
      Rochester Gas and Electric Corp. .................   17,000       451,562
                                                                    -----------
        TOTAL ELECTRIC, GAS & WATER UTILITIES ...................     2,456,362
                                                                    -----------
  FINANCE & INSURANCE -- 8.8%
    INSURANCE CARRIERS -- 5.1%
      Delphi Financial Group, Inc.
        (A Shares) .....................................    5,100       182,962
      Guaranteed Life Companies Inc. ...................   19,800       497,475
      HCC Insurance Holdings, Inc. .....................   22,000       499,125
      Life USA Holding, Inc. ...........................   47,500       961,875
      Medical Assurance, Inc.* .........................   11,000       314,187
      Protective Life Corp. ............................   19,200       633,600
      PXRE Corp. .......................................   19,700       357,062
      RenaissanceRe Holdings Limited ...................   11,238       415,806
                                                                    -----------
                                                                      3,862,092
                                                                    -----------
    SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.5%
      Affiliated Managers Group, Inc.* .................   19,000       573,562
      JSB Financial, Inc. ..............................   11,000       559,625
                                                                    -----------
                                                                      1,133,187
                                                                    -----------
    SECURITY &  COMMODITY  BROKERS,  DEALERS &  SERVICES  -- 1.1%
      ARM  Financial Group, Inc.
        (A Shares) .....................................   34,500       293,250
      T & W Financial Corp.* ...........................   65,000       459,062
      Waddell & Reed Financial, Inc. ...................    5,000       137,187
                                                                    -----------
                                                                        889,499
                                                                    -----------
    STATE & NATIONAL BANKS -- 1.1%
      Commonwealth Bancorp., Inc. ......................   46,900       841,269
                                                                    -----------
        TOTAL FINANCE & INSURANCE ...............................     6,726,047
                                                                    -----------


                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
  MANUFACTURING -- 38.5%
    AIRCRAFT & AEROSPACE -- 1.2%
      Triumph Group, Inc.* .............................   37,000   $   943,500
                                                                    -----------
    AUTOMOTIVE EQUIPMENT -- 1.3%
      Borge-Warner Automotive, Inc. ....................    9,500       522,500
      Hayes Lemmerz International, Inc.* ...............    7,000       205,625
      Lawson Products, Inc. ............................    9,600       241,800
                                                                    -----------
                                                                        969,925
                                                                    -----------
    CHEMICAL & ALLIED PRODUCTS-- 1.7%
      Bush Boake Allen, Inc.* ..........................   23,200       678,600
      Cambrex Corp. ....................................   20,000       525,000
      Tetra Technologies, Inc.* ........................   9,700         89,119
                                                                    -----------
                                                                      1,292,719
                                                                    -----------
    COMPUTERS & OFFICE EQUIPMENT-- 5.3%
      Data General Corp.* ..............................   47,500       691,719
      Hyperion Solutions, Corp.* .......................   33,750       601,172
      Maxtor Corp.* ....................................   50,000       251,562
      Qlogic Corp.* ....................................   19,000     2,508,000
                                                                    -----------
                                                                      4,052,453
                                                                    -----------
    ELECTRONICS -- 1.9%
      Burr-Brown Corp.* ................................   24,975       914,709
      Lattice Semiconductor Corp.* .....................    9,000       560,250
                                                                    -----------
                                                                      1,474,959
                                                                    -----------
    FOOD AND BEVERAGE -- 0.5%
      Chiquita Brands International,
        Inc. ...........................................   44,000       396,000
                                                                    -----------
    LIGHTING FIXTURES -- 1.6%
      Advanced Lighting Technologies,
        Inc.* ..........................................   40,300       362,700
      Juno Lighting, Inc. ..............................   34,100       835,450
                                                                    -----------
                                                                      1,198,150
                                                                    -----------
    MANUFACTURED HOMES -- 0.1%
      Cavalier Homes, Inc. .............................   13,125       107,461
                                                                    -----------
    METAL PRODUCTS -- 1.7%
      Commercial Metals Co. ............................   15,900       453,150
      Commonwealth Industries, Inc. ....................   28,100       351,250
      Shiloh Industries, Inc.* .........................   32,100       465,450
                                                                    -----------
                                                                      1,269,850
                                                                    -----------
    MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 1.3%
      Mercury Computer Systems, Inc.* ..................   12,000       387,000
      Sensormatic Electronics Corp.* ...................   22,000       306,625
      Spectrian Corp.* .................................   19,500       282,750
                                                                    -----------
                                                                        976,375
                                                                    -----------


    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- SMALL CAP EQUITY PORTFOLIO
----------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         VALUE
                                                          SHARES        (NOTE 2)
                                                         --------     ----------
    MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 5.4%
      Applied Industrial Technologies, Inc. ............   22,875   $   434,625
      Brown & Sharpe Manufacturing Co.
        (A Shares)* ....................................   43,600       237,075
      Cognex Corp.* ....................................   18,800       593,375
      Global Industrial Technologies, Inc.* ............   40,000       482,500
      IDEX Corp.* ......................................   27,100       890,912
      Terex Corp.* .....................................   14,500       441,344
      Titan International, Inc. ........................   31,000       368,125
      Varco International, Inc.* .......................   32,000       350,000
      Watts Industries, Inc. ...........................   18,600       356,887
                                                                    -----------
                                                                      4,154,843
                                                                    -----------
    MISCELLANEOUS MANUFACTURING INDUSTRIES -- 3.2%
      Griffon Corp.* ...................................   82,400       643,750
      Harman International Industries ..................   16,910       744,040
      International Speedway Corp.
        (A Shares) .....................................   21,500     1,021,250
                                                                    -----------
                                                                      2,409,040
                                                                    -----------
    PAPER & PAPER PRODUCTS -- 0.9%
      Glatfelter (P.H.) Co. ............................   47,300       691,762
                                                                    -----------
    PHARMACEUTICAL PREPARATIONS-- 1.1%
      Cellegy Pharmaceuticals* .........................   25,000       115,625
      Guilford Pharmaceuticals, Inc.* ..................   10,000       127,500
      Roberts Pharmaceuticals* .........................   26,100       632,925
                                                                    -----------
                                                                        876,050
                                                                    -----------
    PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 7.5%
      Closure Medical Corp.* ...........................   25,000       750,000
      Conmed Corp.* ....................................   35,700     1,093,312
      Cryolife, Inc.* ..................................   46,000       563,500
      Haemonetics Corp.* ...............................   33,000       662,062
      Maxxim Medical, Inc.* ............................   27,500       641,094
      Mentor Corp. .....................................   28,000       521,500
      Protein Design Lab, Inc.* ........................   40,000       887,500
      Respironics, Inc.* ...............................   10,700       161,838
      Theragenics Corp.* ...............................   64,000       444,000
                                                                    -----------
                                                                      5,724,806
                                                                    -----------
    TELECOMMUNICATIONS EQUIPMENT-- 3.2%
      Allen Telecom, Inc.* .............................   63,000       677,250
      Anadigics, Inc.* .................................   15,100       558,700
      Black Box Corp.* .................................   16,700       837,088
      Network Equipment Technologies* ..................   38,000       375,250
                                                                    -----------
                                                                      2,448,288
                                                                    -----------
    TEXTILES & APPAREL -- 0.6%
      Wellman, Inc. ....................................   25,600       408,000
                                                                    -----------
        TOTAL MANUFACTURING .....................................    29,394,181
                                                                    -----------


                                                                       VALUE
                                                          SHARES      (NOTE 2)
                                                         --------     ----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES-- 0.3%
      Teleflex, Inc. ...................................    5,500   $   238,906
                                                                    -----------
        TOTAL MISC. ELECTRICAL MACHINERY,
          EQUIPMENT & SUPPLIES ..................................       238,906
                                                                    -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 0.5%
      Speedway Motorsports, Inc. .......................   10,000       393,125
                                                                    -----------
        TOTAL MISCELLANEOUS
          MANUFACTURING INDUSTRIES ..............................       393,125
                                                                    -----------
  OIL & GAS -- 3.2%
      Devon Energy Corp. ...............................   15,000       536,250
      Energen Corp. ....................................   33,600       625,800
      Pool Energy Service Co.* .........................   27,900       566,719
      Tesoro Petroleum* ................................   46,100       734,719
                                                                    -----------
        TOTAL OIL & GAS .........................................     2,463,488
                                                                    -----------
  OIL & GAS EXPLORATION -- 0.4%
      Core Laboratories NV .............................   20,000       278,750
                                                                    -----------
        TOTAL OIL & GAS EXPLORATION .............................       278,750
                                                                    -----------
  PERSONAL SERVICES -- 0.6%
      Alterra Healthcare Corp. .........................   31,000       426,250
                                                                    -----------
        TOTAL PERSONAL SERVICES .................................       426,250
                                                                    -----------
  PHARMACEUTICAL PREPARATIONS -- 0.4%
      QLT PhotoTherapeutics, Inc.* .....................    5,000       275,000
                                                                    -----------
        TOTAL PHARMACEUTICAL PREPARATIONS .......................       275,000
                                                                    -----------
  REAL ESTATE INVESTMENT TRUSTS -- 2.0%
      American Health Properties, Inc. .................   20,300       408,538
      Developers Diversified Realty Corp. ..............   30,700       510,388
      Kilroy Realty Corp. ..............................   25,300       615,106
                                                                    -----------
        TOTAL REAL ESTATE INVESTMENT TRUSTS .....................     1,534,032
                                                                    -----------
  RETAIL APPAREL & ACCESSORY STORES -- 1.4%
      Brown Shoe Company, Inc. .........................   32,100       698,175
      Zale Corp. .......................................   10,000       400,000
                                                                    -----------
        TOTAL RETAIL APPAREL & ACCESSORY STORES .................     1,098,175
                                                                    -----------
  SERVICES -- 17.3%
    BUSINESS SERVICES -- 3.6%
      CDI Corp. * ......................................   12,500       425,781
      Inacom Corp.* ....................................   18,900       238,613
      SOS Staffing Services, Inc.* .....................   24,000       126,000
      Sterling Commerce, Inc.* .........................    1,673        61,065
      The Profit Recovery Group
        International, Inc.* ...........................   35,000     1,655,938
      Towne Services, Inc. .............................   35,000       275,625
                                                                    -----------
                                                                      2,783,022
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- SMALL CAP EQUITY PORTFOLIO
----------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                       VALUE
                                                          SHARES      (NOTE 2)
                                                         --------   -----------
    COMPUTER SERVICES -- 8.2%
      Acxiom Corp.* ....................................   64,700   $ 1,613,456
      Aspen Technology, Inc.* ..........................   20,000       235,000
      Computer Task Group, Inc.* .......................   22,200       377,400
      Factset Research Systems, Inc.* ..................   25,800     1,460,925
      Fiserv, Inc. * ...................................   34,500     1,080,281
      Mastech Corp.* ...................................   26,200       487,975
      SunGard Data Systems, Inc.* ......................   30,000     1,035,000
                                                                    -----------
                                                                      6,290,037
                                                                    -----------
    MEDICAL & HEALTH SERVICES-- 1.8%
      Healthplan Services Corp. ........................   60,500       412,156
      Integrated Health Services, Inc. .................   40,300       322,400
      New American Healthcare Corp. ....................   30,000        69,375
      Orthodontic Centers of America, Inc.* ............   39,000       550,875
                                                                    -----------
                                                                      1,354,806
                                                                    -----------
    PERSONAL SERVICES -- 2.7%
      F.Y.I., Inc.* ....................................   10,200       320,025
      ITT Educational Services, Inc.* ..................   25,000       651,563
      Shurgard Storage Centers, Inc. ...................   18,200       493,675
      Stewart Enterprises, Inc. ........................   36,300       528,619
                                                                    -----------
                                                                      1,993,882
                                                                    -----------
    SANITARY SERVICES -- 1.0%
      Allied Waste Industries, Inc. * ..................   37,900       748,525
                                                                    -----------
       TOTAL SERVICES ...........................................    13,170,272
                                                                    -----------
  TELECOMMUNICATIONS EQUIPMENT -- 1.2%
      Audiocodes, Ltd.* ................................   15,000       405,000
      SDL, Inc. ........................................    9,400       479,988
                                                                    -----------
        TOTAL TELECOMMUNICATIONS EQUIPMENT ......................       884,988
                                                                    -----------
  TRANSPORTATION -- 3.5%
      Air Express International Corp. ..................   34,580       877,468
      Consolidated Freightways Corp.* ..................   45,600       585,675
      Sea Containers, Ltd. .............................   25,544       857,321
      Yellow Corp.* ....................................   21,200       376,300
                                                                    -----------
        TOTAL TRANSPORTATION ....................................     2,696,764
                                                                    -----------
  WHOLESALE & RETAIL TRADE -- 15.6%
    MISCELLANEOUS RETAIL STORES -- 4.5%
      A.C. Moore Arts & Crafts, Inc.* ..................   56,000       315,000
      Barnes & Noble, Inc.* ............................   13,800       377,775
      Borders Group, Inc.* .............................   15,000       237,188
      Longs Drug Stores, Inc. ..........................   22,800       788,025
      O'Reilly Automotive, Inc.* .......................   33,400     1,682,525
                                                                    -----------
                                                                      3,400,513
                                                                    -----------
    RETAIL APPAREL & ACCESSORY STORES -- 2.3%
      Big Dog Holdings, Inc.* ..........................   38,000   $   199,500
      Linens 'N Things, Inc.* ..........................   35,200     1,540,000
                                                                    -----------
                                                                      1,739,500
                                                                    -----------


                                                                       VALUE
                                                          SHARES      (NOTE 2)
                                                         --------   -----------
    RETAIL BUILDING MATERIAL-- 0.8%
      Hughes Supply, Inc. ..............................   19,300       572,969
                                                                    -----------
    RETAIL EATING & DRINKING PLACES -- 1.6%
      Bob Evans Farms, Inc. ............................   31,700       630,038
      Checkers Drive-In Restaurants* ...................    3,093           387
      Mortons Restaurant Group, Inc.* ..................   30,000       571,875
                                                                    -----------
                                                                      1,202,300
                                                                    -----------
    RETAIL FOOD STORES -- 0.7%
      Ingles Markets, Inc., (A Shares) .................   37,700       574,925
                                                                    -----------
    RETAIL FURNITURE & APPLIANCE STORES -- 2.6%
      Heilig-Meyers Co. ................................   46,500       316,781
      Springs Industries, Inc., (A Shares) .............    9,700       423,163
      Williams Sonoma, Inc.* ...........................   25,200       877,275
      Winsloew Furniture, Inc.* ........................   12,000       403,500
                                                                    -----------
                                                                      2,020,719
                                                                    -----------
    WHOLESALE CHEMICALS & DRUGS -- 0.5%
      AmeriSource Health Corp.
        (A Shares)* ....................................   15,000       382,500
                                                                    -----------
    WHOLESALE MISCELLANEOUS -- 2.6%
      A.M. Castle & Co. ................................   26,000       442,000
      Merkert American Corp.* ..........................   30,000       285,000
      Tristar Aerospace Co.* ...........................   64,000       528,000
      Watsco, Inc. .....................................   47,000       769,625
                                                                    -----------
                                                                      2,024,625
                                                                     ----------
        TOTAL WHOLESALE & RETAIL TRADE ..........................    11,918,051
                                                                    -----------
        TOTAL COMMON STOCK
          (COST $64,567,644) ....................................    75,455,434
                                                                    -----------

SHORT-TERM INVESTMENTS -- 2.3%
      Samson Street Fund -
        Money Market Portfolio .........................  896,654       896,654
      Temp Cash Fund -Dollar Series ....................  896,655       896,655
                                                                     ----------
        TOTAL SHORT-TERM INVESTMENTS
          (COST $1,793,309) .....................................     1,793,309
                                                                     ----------
TOTAL INVESTMENTS -- 101.2%
   (COST $66,360,953) ...........................................    77,248,743

OTHER ASSETS AND
   LIABILITIES, NET-- (1.2%) ....................................      (932,445)
                                                                    -----------
NET ASSETS-- 100.0% .............................................   $76,316,298
                                                                    ===========


      *  Non-income producing security.

(DAGGER) The cost for Federal income tax purposes. At June 30, 1999, net unrealized appreciation was $10,887,790. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $20,555,139, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $9,667,349.

    The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------
    INVESTMENTS / JUNE 30, 1999
    (Showing Percentage of Total Value of Net Assets)
--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------

COMMON STOCK -- 96.7%
AUSTRALIA -- 2.9%
 Australia & New Zealand Bank Group, Ltd.        Banking .....................................        52,000      $  382,372
 Broken Hill Proprietary Co., Ltd.               Metals-Non-Ferrous ..........................        48,200         558,332
 National Australia Bank, Ltd.                   Banking .....................................        25,200         417,011
 Publishing & Broadcasting, Ltd.                 Broadcasting & Publishing ...................        35,000         230,978
 QBE Insurance Group, Ltd.                       Insurance ...................................        47,906         182,333
 WMC, Ltd.                                       Metals-Non-Ferrous ..........................        38,800         166,680
 Woodside Petroleum, Ltd.                        Energy Sources ..............................        14,100          95,478
                                                                                                                  ----------
                                                                                                                   2,033,184
                                                                                                                  ----------
AUSTRIA -- 1.0%
 Bank Austria AG                                 Banking .....................................         4,200         220,898
 OMV AG                                          Energy Sources ..............................         2,600         231,905
 RHI AG                                          Building Materials & Components .............         8,600         232,809
                                                                                                                  ----------
                                                                                                                     685,612
                                                                                                                  ----------
BRAZIL -- 0.6%
 Companhia Vale Do Rio Doce*                     Metals-Non-Ferrous ..........................         3,200              --
 Telecomunicacoes Brasileiras SA, ADR            Telecommunications ..........................         4,400         396,825
                                                                                                                  ----------
                                                                                                                     396,825
                                                                                                                  ----------
CANADA -- 1.3%
 Canadian National Railway Co.                   Transportation-Road & Rail ..................         5,500         368,500
 Imasco Limited                                  Multi-Industrial ............................         9,321         250,028
 Royal Bank of Canada                            Banking .....................................         7,000         305,057
                                                                                                                  ----------
                                                                                                                     923,585
                                                                                                                  ----------
CHILE -- 0.1%
 Enersis SA, ADR                                 Utilities-Electrical & Gas ..................         3,990          91,271
                                                                                                                  ----------
DENMARK -- 0.6%
 Danisco AS                                      Beverages & Tobacco .........................         9,100         411,233
                                                                                                                  ----------
FINLAND -- 1.9%
 Kemira Oyj                                      Chemicals ...................................        20,300         122,678
 Merita PLC (A Shares)                           Banking .....................................        72,450         411,682
 Nokia Corp., ADR                                Electronic Components & Instruments .........         3,200         293,000
 Nokia Oyj                                       Electronic Components & Instruments .........         5,500         482,118
                                                                                                                  ----------
                                                                                                                   1,309,478
                                                                                                                  ----------
FRANCE  -- 9.5%
 Accor SA                                        Leisure & Tourism ...........................         1,068         268,189
 Alstom*                                         Energy Equipment & Services .................         2,460          77,376
 Axa                                             Insurance ...................................         1,401         170,921
 Carrefour                                       Merchandising ...............................           918         134,905
 Christian Dior SA                               Recreation & Other Consumer Goods ...........         1,369         223,065
 Club Mediterranee SA*                           Leisure & Tourism ...........................           503          53,377
 Elf Aquitaine SA                                Energy Sources ..............................         6,640         974,416
 Eurotunnel SA*                                  Construction & Housing ......................       157,745         232,629
 Lafarge SA                                      Building Materials & Components .............         3,900         370,823
 Lagardere SCA                                   Multi-Industrial ............................        15,461         575,594

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
 Louis Vuitton Moet Hennessy*                    Recreation & Other Consumer Goods ...........           486      $  142,290
 Louis Vuitton Moet Hennessy Rights*             Recreation & Other Consumer Goods ...........           486          14,209
 Pinault-Printemps Redoute SA                    Building Materials & Components .............           700         120,122
 Promodes                                        Food & Household Products ...................           800         525,122
 Renault SA                                      Automobiles .................................         2,810         122,290
 Rhone-Poulenc SA                                Health & Personal Care ......................        13,483         616,112
 Societe BIC SA                                  Recreation & Other Consumer Goods ...........         9,332         492,257
 Societe Nationale D'Exploitation des Tabacs     Beverages & Tobacco .........................         5,200         300,305
 STMicroelectronics NV                           Telecommunications ..........................         2,951         196,595
 Suez Lyonnaise des Eaux                         Business & Public Services ..................         1,389         250,532
 Total SA                                        Oil & Gas Operations ........................           865         111,595
 Union Des Assurances Federal                    Insurance ...................................         1,127         133,657
 Vivendi SA                                      Utilities-Electrical & Gas ..................         5,890         477,126
                                                                                                                  ----------
                                                                                                                   6,583,507
                                                                                                                  ----------
GERMANY -- 7.4%
 BASF AG                                         Chemicals ...................................         6,402         281,253
 Bayerische Hypo-Und Vereinsbank AG              Banking .....................................         1,998         127,131
 Daimler Chrysler AG                             Automobiles .................................         7,318         639,216
 Douglas Holding AG                              Textiles & Apparel ..........................         4,200         189,712
 Heidelberger Druckmaschinen                     Machinery & Engineering .....................           913          51,785
 Hoechst AG                                      Health & Personal Care ......................        13,999         630,885
 Karstadt AG                                     Merchandising ...............................           317         151,360
 Mannesmann AG                                   Telecommunications ..........................         4,945         739,445
 Metro AG                                        Merchandising ...............................         4,010         255,153
 SAP AG                                          Business & Public Services ..................           910         312,036
 Siemens AG                                      Electrical & Electronics ....................         4,116         317,504
 Software AG*                                    Business & Public Services ..................        19,200         611,831
 VEBA AG                                         Utilities-Electrical & Gas ..................        11,965         705,798
 Viag AG                                         Utilities-Electrical & Gas ..................           319         148,039
                                                                                                                  ----------
                                                                                                                   5,161,148
                                                                                                                  ----------
GREECE -- 0.6%
 Hellenic Telecommunication
   Organization, ADR                             Telecommunications ..........................        35,000         387,188
                                                                                                                  ----------
HONG KONG -- 2.2%
 Anhui Expressway Co., Ltd. (B Shares)           Machinery & Engineering .....................       113,000          15,438
 Cheung Kong Holdings, Ltd.                      Real Estate .................................        24,000         213,440
 Citic Pacific, Ltd.                             Multi-Industrial ............................        74,000         236,060
 Dao Heng Bank Group, Ltd.                       Financial Services ..........................         2,000           8,971
 Esprit Holdings, Ltd.                           Textiles & Apparel ..........................       324,000         219,240
 GZI Transport, Ltd.                             Machinery & Engineering .....................        53,000          11,613
 Hong Kong & China Gas Company, Ltd.             Utilities-Electrical & Gas ..................       236,500         342,925
 Jiangsu Expressway Co., Ltd.                    Machinery & Engineering .....................        96,000          20,787
 Kerry Properties, Ltd.                          Real Estate .................................        43,396          57,331
 New World Development Co., Ltd.                 Real Estate .................................        67,303         201,685
 New World Infrastructure, Ltd.*                 Business & Public Services ..................        36,600          68,873
 Shenzhen Expressway Co., Ltd.                   Machinery & Engineering .....................        90,000          19,024
 Sichuan Expressway Co. (B Shares)               Machinery & Engineering .....................        67,000           7,081
 Sun Hung Kai Properties                         Real Estate .................................        11,000         100,308

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
 Zhejiang Expressway Co., Ltd. (B Shares)        Machinery & Engineering .....................        66,000      $   13,100
                                                                                                                  ----------
                                                                                                                   1,535,876
                                                                                                                  ----------
IRELAND -- 1.1%
 Bank of Ireland                                 Banking .....................................        25,399         426,949
 Irish Life & Permanent PLC                      Financial Services ..........................        30,425         321,607
                                                                                                                  ----------
                                                                                                                     748,556
                                                                                                                  ----------
ISRAEL -- 1.0%
 ECI Telecommunications, Ltd.                    Electronic Components & Instruments .........        12,100         401,569
 Orbotech, Ltd.*                                 Electronic Components & Instruments .........         5,100         265,838
                                                                                                                  ----------
                                                                                                                     667,407
                                                                                                                  ----------
ITALY -- 4.9%
 Assicurazioni Generali                          Insurance ...................................         2,700          93,557
 Banca Nazionale del Lovoro*                     Banking .....................................        22,200          69,827
 Class Editori SPA                               Broadcasting & Publishing ...................         6,700          53,549
 Finmeccanica SPA*                               Aerospace & Military Technology .............       174,185         160,411
 Gruppo Editoriale L'Espresso                    Broadcasting & Publishing ...................         4,800          77,716
 Istituto Banc San Paolo Torino                  Banking .....................................        58,890         801,654
 Istituto Nazionale Delle Assicurazioni          Insurance ...................................        14,500          33,645
 La Rinascente SPA                               Merchandising ...............................         7,400          56,014
 Mediaset SPA                                    Broadcasting & Publishing ...................        14,800         131,565
 Mondadori (Arnoldo Editore SPA)                 Broadcasting & Publishing ...................         5,400          93,557
 Seat Pagine Gialle SPA                          Broadcasting & Publishing ...................       165,300         225,871
 Telecom Italia SPA                              Telecommunications ..........................       101,747       1,057,679
 Telecom Italia SPA di Risp                      Telecommunications ..........................        99,000         537,023
                                                                                                                  ----------
                                                                                                                   3,392,068
                                                                                                                  ----------
JAPAN -- 17.7%
 Advantest Corp.                                 Electronic Components & Instruments .........         1,200         131,861
 Asahi Glass Co., Ltd.                           Building Materials & Components .............        18,000         116,742
 Benesse Corp.                                   Business & Public Services ..................         1,000         108,645
 Canon, Inc.                                     Data Processing & Reproduction ..............        14,600         419,775
 Daiwa Securities Co., Ltd.                      Financial Services ..........................        41,000         270,993
 Familymart Co.                                  Food & Household Products ...................         7,700         353,076
 Fuji Bank Limited                               Banking .....................................        27,000         188,274
 Fujitsu Ltd.                                    Data Processing & Reproduction ..............        33,000         663,893
 Hitachi Ltd.                                    Electronics .................................        16,000         150,038
 Honda Motor Co., Ltd.                           Automobiles .................................        16,000         678,144
 Komatsu Ltd.                                    Industrial Components .......................        13,000          83,025
 Matsushita Electric Industrial Co., Ltd.        Appliances & Household Durables .............        12,000         232,988
 Mitsubishi Estate Co., Ltd.                     Real Estate .................................        11,000         107,332
 Mitsui Fudosan                                  Real Estate .................................        12,000          97,161
 Murata Manufacturing Co., Ltd.                  Electronic Components & Instruments .........         4,000         263,062
 NEC Corp.                                       Telecommunications ..........................        18,000         223,817
 Nichiei Co., Ltd.                               Financial Services ..........................            50           4,379
 Nikko Securities Co., Ltd.                      Financial Services ..........................        46,000         296,820
 Nippon Telegraph & Telephone Corp.              Telecommunications ..........................        56,000         656,994
 Nissan Motor Co., Ltd.*                         Automobiles .................................        28,000         133,712
 NSK Limited                                     Metals-Non-Ferrous ..........................        27,000         148,121

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
 NTT Data Corp.                                  Telecommunications ..........................        47,000      $  373,558
 NTT Mobile Communication Network, Inc.          Telecommunications ..........................        65,000         880,729
 Sakura Bank, Ltd.                               Banking .....................................        48,000         182,028
 Sanwa Bank                                      Banking .....................................        17,000         167,281
 Shin-Etsu Chemical Co.                          Chemicals ...................................         5,000         167,305
 Shohkoh Fund Co., Ltd.                          Financial Services ..........................           700         501,999
 Sony Corp.                                      Appliances & Household Durables .............         2,000         215,638
 Sony Corp., ADR                                 Appliances & Household Durables .............           600          66,225
 Sumitomo Trust & Banking                        Banking .....................................        38,000         182,722
 Takeda Chemical Industries                      Health & Personal Care ......................        26,000       1,205,094
 Takefuji Corp.                                  Financial Services ..........................         3,900         403,094
 TDK Corp.                                       Electronic Components & Instruments .........         6,000         548,762
 Teijin, Ltd.                                    Chemicals ...................................        29,000         117,403
 Terumo Corp.                                    Health & Personal Care ......................         5,000         111,330
 Tokyo Electric Power Co.                        Utilities-Electrical & Gas ..................        20,000         422,188
 Tokyo Electron, Ltd.                            Electronic Components & Instruments .........         4,000         271,324
 Toshiba Corp.                                   Electrical & Electronics ....................       111,000         791,441
 Yamada Denki Co., Ltd.                          Electrical & Electronics ....................         4,000         219,108
 Yamanouchi Pharmaceutical Co., Ltd.             Health & Personal Care ......................         4,000         153,012
                                                                                                                  ----------
                                                                                                                  12,309,093
                                                                                                                  ----------
MEXICO -- 0.4%
 Desc SA de CV (B Shares)                        Multi-Industrial ............................       184,500         203,097
 Tubos de Acero de Mexico SA, ADR                Industrial Components .......................         5,900          64,163
                                                                                                                  ----------
                                                                                                                     267,260
                                                                                                                  ----------
NETHERLANDS -- 7.1%
 Aegon NV                                        Insurance ...................................         6,122         444,149
 AKZO Nobel NV                                   Chemicals ...................................         4,260         179,243
 Benckiser NV (B Shares)                         Recreation & Other Consumer Goods ...........         2,000         106,736
 Buhrmann NV                                     Data Processing & Reproduction ..............        14,640         236,280
 DSM NV--  (NLG)                                 Chemicals ...................................           810          86,874
 Elsevier NV                                     Broadcasting & Publishing ...................        12,510         145,138
 Equant NV*                                      Electronic Components & Instruments .........         2,884         265,891
 Gucci Group NV, ADR                             Textiles & Apparel ..........................         3,600         252,000
 Heineken Holdings                               Beverages & Tobacco .........................         5,132         193,175
 Koninklijke Ahold NV*                           Merchandising ...............................         3,539         121,899
 Koninklijke KPN NV                              Telecommunications ..........................         7,700         361,305
 Koninklijke Wessanen NV                         Beverages & Tobacco .........................        16,300         206,759
 Philips Electronics NV                          Appliances & Household Durables .............         8,096         798,596
 Unilever NV                                     Food & Household Products ...................         5,000         336,967
 United Pan-Europe Communications NV*            Telecommunications ..........................         1,630          88,419
 Vedior NV                                       Business & Public Services ..................        17,116         291,245
 VNU NV                                          Broadcasting & Publishing ...................        20,850         833,200
                                                                                                                  ----------
                                                                                                                   4,947,876
                                                                                                                  ----------
NEW ZEALAND -- 0.6%
 Telecom Corp. of New Zealand, Ltd.              Telecommunications ..........................        89,000         382,019
                                                                                                                  ----------
NORWAY -- 0.9%
 Orkla ASA (A Shares)                            Multi-Industrial ............................         8,200         127,600
 Orkla ASA (B Shares)                            Multi-Industrial ............................        17,700         240,580

    The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
  Sparebanken NOR                                Banking                                                12,720    $  237,524
                                                                                                                  ----------
                                                                                                                     605,704
                                                                                                                  ----------
PHILIPPINES --  0.8%
 Philippine Long Distance Telephone Co.          Telecommunications...........................         8,700         262,088
 San Miguel Cl-B                                 Food & Household Products ...................       145,000         316,304
                                                                                                                  ----------
                                                                                                                     578,392
                                                                                                                  ----------
PORTUGAL --  1.0%
 Brisa-Auto Estradas SA                          Transportation-Road & Rail ..................         7,600         313,505
 Jeronimo Martins & Filho                        Merchandising ...............................         1,266          41,818
 Telecel-Comunicacaoes Pessoais SA               Telecommunications ..........................         2,500         322,271
                                                                                                                  ----------
                                                                                                                     677,594
                                                                                                                  ----------
SINGAPORE --  0.9%
 City Developments, Ltd.                         Miscellaneous ...............................        46,000         294,513
 Development Bank of Singapore, Ltd.             State & National Banks ......................         6,000          73,305
 Elec & Eltek International Co., Ltd.            Electronic Components & Instruments .........        58,000         226,200
 Oversea-Chinese Banking Corp., Ltd.             Financial Services ..........................         7,000          58,386
                                                                                                                  ----------
                                                                                                                     652,404
                                                                                                                  ----------
SOUTH AFRICA --  0.3%
 Sasol, Ltd.                                     Transportation-Shipping .....................        25,200         179,782
                                                                                                                  ----------

South Korea --  3.1%
 Korea Telecom Corp., ADR                        Telecommunications ..........................        11,200         448,000
 Pohang Iron & Steel Co., Ltd., ADR              Metals-Steel ................................         9,400         316,075
 Samsung Electronics Co.                         Electrical & Electronics ....................         6,986         766,523
 SK Telecom Co., Ltd., ADR                       Telecommunications ..........................        36,050         612,850
                                                                                                                  ----------
                                                                                                                   2,143,448
                                                                                                                  ----------
SPAIN --  0.6%
 Banco Santander Central Hispano SA              Banking .....................................           282           2,937
 Telefonica de Espana*                           Telecommunications ..........................         3,258         156,940
 Telefonica Publicidad e Informacion*            Broadcasting & Publishing ...................         1,017          20,294
 Union Electrica Fenosa SA                       Utilities-Electrical & Gas ..................        20,000         261,530
                                                                                                                  ----------
                                                                                                                     441,701
                                                                                                                  ----------
SWEDEN --  4.2%
 Astrazeneca Group                               Chemicals ...................................        10,342         402,647
 Autoliv, Inc.                                   Automobiles .................................         1,100          33,511
 Autoliv, Inc.                                   Machinery & Engineering .....................         7,500         226,875
 Ericsson Telephone Co.                          Telecommunications Equipment ................        17,300         554,504
 Nordbanken Holding Co. AB                       State & National Banks ......................        15,000          87,688
 Skandia Forsakring AB                           Insurance Carriers ..........................        17,000         317,935
 Skandinaviska Enskilda Banken (A Shares)        Banking .....................................        25,000         291,117
 Svenska Handelsbanken B                         Banking .....................................        39,000         431,206
 Svenska Handlesbanken Cl-A--  (SEK)             Banking .....................................         4,200          50,390
 Swedish Match AB                                Beverages & Tobacco .........................        90,000         320,758
 Trelleborg AB (B Shares)                        Multi-Industrial ............................        23,500         207,311
                                                                                                                  ----------
                                                                                                                   2,923,942
                                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
SWITZERLAND --  4.2%
 Nestle SA                                       Food & Household Products ...................           129      $  232,427
 Novartis AG (Reg. Shares)                       Health & Personal Care ......................           700       1,022,134
 Roche Holding AG                                Health & Personal Care ......................            53         544,800
 Swisscom AG                                     Telecommunications ..........................           470         176,863
 United Bank of Switzerland AG                   Banking .....................................         2,194         654,845
 Zurich Allied AG                                Insurance ...................................           460         261,574
                                                                                                                  ----------
                                                                                                                   2,892,643
                                                                                                                  ----------
THAILAND --  1.0%
 BEC World Public Co., Ltd.                      Broadcasting & Publishing ...................        65,000         401,911
 PTT Exploration & Production*                   Metals-Non-Ferrous ..........................        41,000         313,555
                                                                                                                  ----------
                                                                                                                     715,466
                                                                                                                  ----------
UNITED KINGDOM --  18.4%
 Abbey National PLC                              Financial Services ..........................        19,300         362,331
 Amvescap PLC                                    Financial Services ..........................        49,000         436,010
 BAA PLC                                         Transportation-Airlines .....................        27,338         262,865
 Bank of Ireland                                 Banking .....................................        25,159         422,754
 Barclays PLC                                    Banking .....................................         4,960         144,328
 BOC Group PLC                                   Chemicals ...................................        20,131         393,481
 British Aerospace PLC                           Transportation-Airlines .....................        71,200         462,115
 British Energy PLC                              Utilities-Electrical & Gas ..................        57,000         485,183
 British Petroleum Co. PLC                       Energy Sources ..............................        15,287         273,980
 Carlton Communications PLC                      Leisure & Tourism ...........................        59,500         493,332
 Charter PLC                                     Multi-Industrial ............................        28,300         164,608
 Cookson Group PLC                               Multi-Industrial ............................       159,000         536,349
 Diageo PLC                                      Data Processing & Reproduction ..............        39,612         413,666
 Enterprise Oil PLC                              Energy Sources ..............................        12,262          79,440
 General Electric Co. PLC                        Electrical & Electronics ....................        28,838         294,108
 Glaxo Wellcome PLC                              Health & Personal Care ......................        14,956         415,628
 Greencore Group PLC                             Food & Household Products ...................        59,000         193,908
 Lasmo PLC                                       Energy Sources ..............................        42,320          95,227
 Lloyds TSB Group PLC                            Banking .....................................           301           4,080
 Marks & Spencer PLC                             Food & Household Products ...................        52,214         302,058
 Orange PLC*                                     Telecommunications ..........................        21,790         319,431
 Pearson PLC                                     Broadcasting & Publishing ...................         8,515         173,011
 Powergen UK PLC                                 Utilities-Electrical & Gas ..................        43,000         463,619
 Prudential Corp. PLC                            Insurance ...................................        16,504         242,981
 Reckitt & Colman PLC                            Recreation & Other Consumer Goods ...........        28,000         291,961
 Reed International PLC                          Broadcasting & Publishing ...................        24,916         166,231
 Rentokil Initial PLC                            Business & Public Services ..................        24,886          97,088
 Reuters Group PLC                               Business & Public Services ..................        33,573         441,625
 Rio Tinto PLC                                   Metals-Non-Ferrous ..........................        27,307         457,771
 Rolls-Royce PLC                                 Aerospace & Military Technology .............        73,000         308,961
 Royal & Sun Alliance Insurance PLC              Insurance ...................................        19,084         171,166
 Sainsbury (J) PLC                               Food & Household Products ...................        13,125          82,755
 Securicor PLC                                   Business & Public Services ..................        28,000         245,618
 Select Appointments Holdings PLC*               Business & Public Services ..................         9,040         107,656
 Sema Group PLC                                  Business & Public Services ..................        29,000         279,532
 Shell Transport & Trading Co. PLC               Energy Sources ..............................        48,332         362,452

    The accompanying notes are an integral part of the financial statements.

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-------------------------------------------------------------------------
    INVESTMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                    VALUE
                                                 INDUSTRY                                             SHARES       (NOTE 2)
                                                 --------                                             --------     ----------
 Smith Industries PLC                            Electronic Components & Instruments .........        16,000     $   211,349
 Smithkline Beecham PLC                          Health & Personal Care ......................        13,094         170,177
 Tomkins PLC                                     Industrial Components .......................        94,000         408,212
 United News & Media PLC                         Broadcasting & Publishing ...................        61,870         594,904
 Vodafone Group PLC                              Telecommunications ..........................        35,015         689,924
 WPP Group PLC                                   Business & Public Services ..................        33,600         284,149
                                                                                                                 -----------
                                                                                                                  12,806,024
                                                                                                                 -----------
UNITED STATES --  0.4%
 Housing & Commercial Bank, GDR                  Banking .....................................         4,900         151,655
 Shinhan Bank, GDR                               Banking .....................................         5,600         124,880
                                                                                                                 -----------
                                                                                                                     276,535
                                                                                                                 -----------
      TOTAL COMMON STOCK ...................................................................................      67,126,821
         (COST $59,812,716)                                                                                      -----------


PREFERRED STOCK -- 0.6%
FRANCE -- 0.3%
 Casino Guichard Perrach SA                      Merchandising ...............................         3,100         169,757
                                                                                                                 -----------
GERMANY -- 0.4%
 SAP AG                                          Business & Public Services ..................           608         241,713
                                                                                                                 -----------

      TOTAL PREFERRED STOCK
         (COST $508,896)                                                                                             411,470
                                                                                                                 -----------
                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                    ----------
CORPORATE BONDS --  0.0%
GERMANY -- 0.0%
 Daimler-Benz (Cost $4,265)                      Automobiles .................................            54           4,293
                                                                                                                 -----------
TOTAL INVESTMENTS (Cost $60,325,877)(DAGGER)-- 97.3% .......................................................      67,542,584

OTHER ASSETS AND LIABILITIES, NET--2.7% ....................................................................       1,858,630
                                                                                                                 -----------
NET ASSETS-- 100.0% ........................................................................................     $69,401,214
                                                                                                                 ===========

      *  Non-income producing security.

(DAGGER) The cost for Federal income tax purposes was  $60,376,080.  At June 30,
         1999, net unrealized appreciation was $7,166,504. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $10,973,240, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $3,806,736.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1999

                                                         LARGE CAP       LARGE CAP      SMALL CAP    INTERNATIONAL
                                                       GROWTH EQUITY   VALUE EQUITY      EQUITY         EQUITY
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        ------------    -----------    -----------    ------------

ASSETS:
Investments in securities (identified cost $162,660,355,
   $70,828,138, $66,360,953 and $60,325,877,
   respectively), at value ...........................  $220,151,916    $78,850,895    $77,248,743    $67,542,584
Cash in interest bearing account .....................            --             --             --      2,100,363
Receivables:
   Dividends and interest ............................       118,115        142,234         52,526        160,403
   Fund shares sold ..................................       106,892         30,373         41,366         13,902
   Foreign taxes .....................................            --             --             --        174,995
   Investment securities sold ........................     6,700,708      2,386,635        359,363        694,092
   Unrealized appreciation on forward foreign currency
      exchange contracts (Note 7) ....................            --             --             --         18,965
Other assets .. ......................................            --         33,877         31,402         48,295
                                                        ------------    -----------    -----------    -----------
   Total assets . ....................................   227,077,631     81,444,014     77,733,400     70,753,599
                                                        ------------    -----------    -----------    -----------
LIABILITIES:
Due to Manager .......................................        86,500         21,083         21,098         21,802
Payables:
   Fund shares redeemed ..............................     1,152,744      2,320,753      1,367,166        449,554
   Investment securities purchased ...................     3,208,988             --             --        834,552
Other accrued expenses ...............................        91,600         42,118         28,838         46,477
                                                        ------------    -----------    -----------    -----------
   Total liabilities .................................     4,539,832      2,383,954      1,417,102      1,352,385
                                                        ------------    -----------    -----------    -----------
NET ASSETS. ..........................................  $222,537,799    $79,060,060    $76,316,298    $69,401,214
                                                        ============    ===========    ===========    ===========
NET ASSETS CONSIST OF:
Paid-in capital ......................................   157,672,384     74,479,517     65,106,243     58,300,277
Undistributed net investment income ..................            --        798,378        147,136        427,375
Accumulated net realized gain (loss) on:
   Investment transactions ...........................     7,373,854     (4,240,592)       175,129      3,454,951
Net unrealized appreciation on:
   Investments .......................................    57,491,561      8,022,757     10,887,790      7,216,707
   Translations of assets and liabilities in
      foreign currencies .............................            --             --             --          1,904
                                                        ------------    -----------    -----------    -----------
NET ASSETS ...........................................  $222,537,799    $79,060,060    $76,316,298    $69,401,214
                                                        ============    ===========    ===========    ===========
Shares of beneficial interest outstanding ............     8,637,571      8,051,614      8,027,246      6,920,853
                                                        ------------    -----------    -----------    -----------
NET ASSET VALUE, offering and redemption
   price per share (Net assets/outstanding
   shares of beneficial interest) ....................        $25.76          $9.82          $9.51         $10.03
                                                              ======          =====          =====         ======

    The accompanying notes are an integral part of the financial statements.

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---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Period January 1, 1999 through June 30, 1999

                                                          LARGE CAP      LARGE CAP      SMALL CAP    INTERNATIONAL
                                                        GROWTH EQUITY  VALUE EQUITY      EQUITY        EQUITY
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                        ------------    -----------    -----------    ------------
INVESTMENT INCOME:
   Dividends .........................................   $   615,996    $1,049,492      $ 395,262     $1,020,441
   Interest ..........................................        53,025        60,135         45,314         65,439
   Foreign taxes withheld ............................            --            --             --        (73,429)
                                                         -----------    ----------      ---------    -----------
                                                             669,021     1,109,627        440,576      1,012,451
                                                         -----------    ----------      ---------    -----------
EXPENSES:
   Management fee ....................................       600,471       228,750        221,269        230,202
   Accounting and administration fee .................       109,176        41,590         36,878         35,416
   Custodian fee .....................................        17,655         7,433          6,576         77,711
   Transfer agent fee ................................        37,816        16,927         15,473         12,349
   Trustees' fees and expenses .......................         1,740         1,708          1,708          1,708
   Professional fees .................................        71,094        25,715         19,199         19,240
   Registration fees .................................        11,640        15,695         18,001         12,801
   Amortization of organizational expenses ...........            --         4,163          3,855          5,953
   Other expenses ....................................        20,753         8,776          9,793         24,648
                                                         -----------    ----------      ---------    -----------
      Total expenses .................................       870,345       350,757        332,752        420,028
      Managment fee waived ...........................       (51,521)      (38,825)       (37,727)       (65,871)
                                                         -----------    ----------      ---------    -----------
         Total expenses, net .........................       818,824       311,932        295,025        354,157
                                                         -----------    ----------      ---------    -----------
Net investment income (loss) .........................      (149,803)      797,695        145,551        658,294
                                                         -----------    ----------      ---------    -----------
REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
   AND FOREIGN  CURRENCY
   Net realized gain (loss) from:
      Investment transactions ........................     7,373,854      (262,776)       508,263      3,480,044
      Foreign currency related transactions ..........            --            --             --       (230,919)
                                                         -----------    ----------      ---------    -----------
         Total net realized gain (loss) ..............     7,373,854      (262,776)       508,263      3,249,125
                                                         -----------    ----------      ---------    -----------
   Change in unrealized appreciation (depreciation) of:
      Investments ....................................    12,232,542     3,283,988       (347,702)    (1,809,343)
      Foreign currency ...............................            --            --             --        121,478
                                                         -----------    ----------      ---------    -----------
         Total change in unrealized appreciation
            (depreciation) ...........................    12,232,542     3,283,988       (347,702)    (1,687,865)
                                                         -----------    ----------      ---------    -----------
   Net gain on investments and
      foreign currency ...............................    19,606,396     3,021,212        160,561      1,561,260
                                                         -----------    ----------      ---------    -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ................................   $19,456,593    $3,818,907      $ 306,112    $ 2,219,554
                                                         ===========    ==========      =========    ===========

    The accompanying notes are an integral part of the financial statements.

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---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998

                                                         LARGE CAP          LARGE CAP         SMALL CAP          INTERNATIONAL
                                                       GROWTH EQUITY      VALUE EQUITY         EQUITY            EQUITY
                                                         PORTFOLIO      PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)
                                                        ------------        -----------       -----------       -----------
INVESTMENT INCOME:
   Dividends .........................................    $  866,051       $ 1,167,170       $   374,818       $   383,770
   Interest ..........................................       193,635           145,317           108,913           119,313
   Foreign taxes withheld ............................            --                --                --           (10,822)
                                                         -----------       -----------       -----------       -----------
                                                           1,059,686         1,312,487           483,731           492,261
                                                         -----------       -----------       -----------       -----------
EXPENSES:
   Management fee ....................................       868,191           256,307           231,603           219,865
   Accounting and administration fee .................       150,210            46,601            38,600            33,825
   Custodian fee .....................................        33,056             9,656             9,109            41,750
   Transfer agent fee ................................        51,598            19,590            18,555            14,858
   Trustees' fees ....................................         5,230             1,554             1,554             1,554
   Professional fees .................................       172,635            30,331            26,421            25,347
   Registration fees .................................        58,282            30,768            25,448            21,475
   Amortization of organizational expenses ...........            --             3,938             3,617             5,287
   Other expenses ....................................        17,353            10,447            10,419             9,623
                                                         -----------       -----------       -----------       -----------
      Total expenses .................................     1,356,555           409,192           365,326           373,584
      Management fee waived ..........................      (179,082)          (59,683)          (56,522)          (35,331)
                                                         -----------       -----------       -----------       -----------
         Total expenses, net .........................     1,177,473           349,509           308,804           338,253
                                                         -----------       -----------       -----------       -----------
Net investment income (loss) .........................      (117,787)          962,978           174,927           154,008
                                                         -----------       -----------       -----------       -----------
REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
   AND FOREIGN  CURRENCY
   Net realized gain (loss) from:
      Investment transactions ........................    23,800,207        (2,789,214)         (188,829)        1,568,013
      Foreign currency related transactions ..........            --                --                --          (190,404)
                                                         -----------       -----------       -----------       -----------
         Total net realized gain (loss) ..............    23,800,207        (2,789,214)         (188,829)        1,377,609
                                                         -----------       -----------       -----------       -----------
   Change in unrealized appreciation (depreciation) of:
      Investments ....................................     7,975,088        (2,689,372)       (4,659,464)       (1,333,735)
      Foreign currency ...............................            --                --                --          (119,574)
                                                         -----------       -----------       -----------       -----------
         Total change in unrealized appreciation
            (depreciation) ...........................     7,975,088        (2,689,372)       (4,659,464)       (1,453,309)
                                                         -----------       -----------       -----------       -----------
   Net gain (loss) on investments and
      foreign currency ...............................    31,775,295        (5,478,586)       (4,848,293)          (75,700)
                                                         -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................   $31,657,508       $(4,515,608)      $(4,673,366)      $    78,308
                                                         ===========       ===========       ===========       ===========

(DAGGER) Commenced operations on June 29, 1998.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP       LARGE CAP      SMALL CAP    INTERNATIONAL
                                                       GROWTH EQUITY   VALUE EQUITY      EQUITY         EQUITY
                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                       -------------   ------------    -----------   -------------
FOR THE PERIOD JANUARY 1, 1999
THROUGH JUNE 30, 1999
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ......................  $   (149,803)  $    797,695    $   145,551    $   658,294
   Net realized gain (loss) from investment and
      foreign currency transactions ..................     7,373,854       (262,776)       508,263      3,249,125
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency ...............    12,232,542      3,283,988       (347,702)    (1,687,865)
                                                        ------------   ------------    -----------    -----------
Net increase in net assets resulting from
   operations ........................................    19,456,593      3,818,907        306,112      2,219,554
                                                        ------------   ------------    -----------    -----------
Distributions to shareholders:
      From net realized gains on investments .........            --             --             --       (780,343)
Decrease in net assets from Fund share
   transactions (Note 5) .............................   (20,070,270)   (18,538,419)    (6,145,338)    (5,822,443)
                                                        ------------   ------------    -----------    -----------
Decrease in net assets ...............................      (613,677)   (14,719,512)    (5,839,226)    (4,383,232)
Net Assets:
   Beginning of period ...............................   223,151,476     93,779,572     82,155,524     73,784,446
                                                        ------------   ------------    -----------    -----------
   End of period .....................................  $222,537,799   $ 79,060,060    $76,316,298    $69,401,214
                                                        ============   ============    ===========    ===========

     The accompanying notes are an integral part of th financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP         LARGE CAP           SMALL CAP        INTERNATIONAL
                                                       GROWTH EQUITY     VALUE EQUITY           EQUITY             EQUITY
                                                         PORTFOLIO     PORTFOLIO(DAGGER)   PORTFOLIO(DAGGER)  PORTFOLIO(DAGGER)
                                                       -------------   ----------------    -----------------  -----------------
FOR THE YEAR ENDED DECEMBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ......................  $   (117,787)     $   962,978        $   174,927          $   154,008
   Net realized gain (loss) from investment and
      foreign currency transactions ..................    23,800,207       (2,789,214)          (188,829)           1,377,609
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency ...............     7,975,088       (2,689,372)        (4,659,464)          (1,453,309)
                                                        ------------     ------------        -----------          -----------
Net increase (decrease) in net assets resulting
   from operations ...................................    31,657,508       (4,515,608)        (4,673,366)              78,308
                                                        ------------     ------------        -----------          -----------
Distributions to shareholders:
   Net investment income .............................            --         (962,296)          (173,342)                  --
   Net realized gains ................................   (23,800,865)              --                 --             (812,763)
   In excess of net realized gains ...................            --       (1,188,602)          (144,305)                  --
                                                        ------------     ------------        -----------          -----------
         Total Distributions .........................   (23,800,865)      (2,150,898)          (317,647)            (812,763)
                                                        ------------     ------------        -----------          -----------
Increase in net assets from Fund share
   transactions (Note 5) .............................   123,849,693      100,446,078         87,146,537           74,518,901
                                                        ------------     ------------        -----------          -----------
Increase in net assets ...............................   131,706,336       93,779,572         82,155,524           73,784,446
Net Assets:
   Beginning of year .................................    91,445,140               --                 --                   --
                                                        ------------     ------------        -----------          -----------
   End of year .......................................  $223,151,476     $ 93,779,572        $82,155,524          $73,784,446
                                                        ============     ============        ===========          ===========

FOR THE YEAR ENDED DECEMBER 31, 1997
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment loss ...............................   $  (720,844)
   Net realized gain on investment transactions ......    12,134,827
   Net change in unrealized appreciation of
      investments during the year ....................     8,815,986
                                                        ------------
Net increase in net assets resulting from
  operations .........................................    20,229,969
                                                        ------------
Distributions to shareholders from:
   Net realized gains ................................   (11,758,959)
                                                        ------------
Increase in net assets from Fund share
   transactions (Note 5) .............................     6,800,389
                                                        ------------
Increase in net assets ...............................    15,271,399
                                                        ------------
Net Assets:
   Beginning of year .................................    76,173,741
                                                        ------------
   End of year .......................................  $ 91,445,140
                                                        ============

(DAGGER) Commenced operations on June 29, 1998.


    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP GROWTH EQUITY PORTFOLIO
-----------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                     FOR THE PERIOD
                                                     JANUARY 1, 1999                 FOR THE YEARS ENDED DECEMBER 31,
                                                        THROUGH           -----------------------------------------------------
                                                     JUNE 30, 1999        1998(DAGGER)    1997      1996       1995      1994
                                                   --------------------   ------------   ------     ------    ------    ------

NET ASSET VALUE-- BEGINNING OF PERIOD ................   $23.59              $21.37      $19.22     $17.41    $15.14    $16.39
                                                         ------              ------      ------     ------    ------    ------
INVESTMENT OPERATIONS:
   Net investment loss 1 .............................    (0.02)              (0.01)      (0.19)     (0.15)    (0.10)    (0.03)
   Net realized and unrealized gain (loss)
      on investments .................................     2.19                5.02        5.44       4.37      4.38     (0.02)
                                                         ------              ------      ------     ------    ------    ------
         Total from investment operations ............     2.17                5.01        5.25       4.22      4.28     (0.05)
                                                         ------              ------      ------     ------    ------    ------

DISTRIBUTIONS:
   From net realized gain on investments .............       --               (2.79)      (3.10)     (2.41)    (2.01)    (1.20)
                                                         ------              ------      ------     ------    ------    ------
NET ASSET VALUE-- END OF PERIOD ......................   $25.76              $23.59      $21.37     $19.22    $17.41    $15.14
                                                         ======              ======      ======     ======    ======    ======

TOTAL RETURN .........................................  9.20%**              23.58%      27.50%     24.25%    28.43%   (0.23)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....................   0.75%*               0.80%       1.38%      1.43%     1.43%     1.38%
   Expenses (excluding fee waivers) ..................   0.80%*               0.92%         N/A        N/A       N/A       N/A
   Net investment loss ............................... (0.14)%*             (0.08)%     (0.86)%    (0.78)%   (0.53)%   (0.17)%
Portfolio turnover rate ..............................   15.50%              51.64%      28.05%     34.84%    49.12%    37.05%
Net assets at end of period (000 omitted) ............ $222,538            $223,151     $91,445    $76,174   $66,311   $65,267

(DAGGER) Effective February 23, 1998, Wilmington Trust Company (WTC) assumed the responsibility of Adviser to the Large Cap Growth Portfolio and with the change in Adviser the investment objective of the Portfolio was changed to seek superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to possess strong growth characteristics. Prior to February 23, 1998, the Growth Portfolio sought to achieve its investment ojective by investing at least 65% of total assets in equity securities without regard to the market capitalization of the issuers of such securities.
      1 The net investment loss per share for the years ended December 31, 1996 and 1997 was calculated using average shares outstanding method.
      *  Annualized.
     **  Not Annualized.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- LARGE CAP VALUE EQUITY PORTFOLIO
----------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                FOR THE PERIOD       FOR THE PERIOD
                                                                                JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                    THROUGH            THROUGH
                                                                                 JUNE 30, 1999      DECEMBER 31, 1998
                                                                              -----------------    ---------------------

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.30                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.10                  0.10
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.42                 (0.58)
                                                                                     -----                ------
         Total from investment operations ......................................      0.52                 (0.48)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.10)
   In excess of net realized gain on investments ...............................        --                 (0.12)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.22)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.82                $ 9.30
                                                                                     =====                ======

TOTAL RETURN ...................................................................    5.59%1              (4.79)%1

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    0.75%*                0.75%*
   Expenses (excluding fee waivers) ............................................    0.84%*                0.88%*
   Net investment income .......................................................    1.92%*                2.07%*
Portfolio turnover rate ........................................................    25.14%                36.78%
Net assets at end of period (000 omitted) ......................................   $79,060               $93,780

(DAGGER) Commencement of operations.
      1  Not annualized.
      *  Annualized.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- SMALL CAP EQUITY PORTFOLIO
---------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                             FOR THE PERIOD         FOR THE PERIOD
                                                                             JANUARY 1, 1999     JUNE 29, 1998(DAGGER)
                                                                                 THROUGH                THROUGH
                                                                              JUNE 30, 1999        DECEMBER 31, 1998
                                                                             ---------------      --------------------

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.36                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.02                  0.02
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.13                 (0.62)
                                                                                     -----                ------
         Total from investment operations ......................................      0.15                 (0.60)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.02)
   In excess of net realized gain on investments ...............................        --                 (0.02)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.04)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.51                $ 9.36
                                                                                     =====                ======

TOTAL RETURN ...................................................................    1.60%1              (6.03)%1

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    0.80%*                0.80%*
   Expenses (excluding fee waivers) ............................................    0.90%*                0.95%*
   Net investment income .......................................................    0.39%*                0.45%*
Portfolio turnover rate ........................................................     7.42%                 9.81%
Net assets at end of period (000 omitted) ......................................   $76,316               $82,156

(DAGGER) Commencement of operations.
      1  Not annualized.
      *  Annualized.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND -- INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                               FOR THE PERIOD        FOR THE PERIOD
                                                                               JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                   THROUGH               THROUGH
                                                                                JUNE 30, 1999       DECEMBER 31, 1998
                                                                               ---------------     --------------------
NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $ 9.82                $10.00
                                                                                    ------                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.06                  0.02
   Net realized and unrealized gain (loss)
      on investments and foreign currencies ....................................      0.26                 (0.09)
                                                                                    ------                ------
         Total from investment operations ......................................      0.32                 (0.07)
                                                                                    ------                ------
DISTRIBUTIONS:
   From net realized gain on investments .......................................     (0.11)                (0.11)
                                                                                    ------                ------
NET ASSET VALUE-- END OF PERIOD ................................................    $10.03                $ 9.82
                                                                                    ======                ======

TOTAL RETURN ...................................................................    3.29%1              (0.70)%1

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    1.00%*                1.00%*
   Expenses (excluding fee waivers) ............................................    1.19%*                1.10%*
   Net investment income .......................................................    1.86%*                0.46%*
Portfolio turnover rate ........................................................    33.02%                27.66%
Net assets at end of period (000 omitted) ......................................   $69,401               $73,784

(DAGGER) Commencement of operations.
      1  Not annualized.
      *  Annualized.

    The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. The Rodney Square Strategic Equity Fund (the "Fund") is a diversified, open-end, management investment company organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of four separate portfolios (the "Portfolios"): the Large Cap Growth Equity Portfolio, the Large Cap Value Equity Portfolio, the Small Cap Equity Portfolio and the International Equity Portfolio.

   The Large Cap Growth Equity Portfolio (the "Growth Portfolio") seeks superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by the Portfolio's adviser, Wilmington Trust Company ("WTC" or "Adviser"), to possess strong growth characteristics.

   The Large Cap Value Equity Portfolio (the "Value Portfolio") seeks superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to be undervalued in the marketplace relative to underlying profitability.

   The Small Cap Equity Portfolio (the "Small Cap Portfolio") seeks superior long-term growth of capital by investing in small cap U.S. equity securities that are judged by WTC to either possess strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.

   The International Equity Portfolio (the "International Portfolio") seeks superior long-term capital appreciation by investing primarily in equity securities of issuers located outside the United States.

   Effective June 30, 1999, the Fund changed its fiscal year end from December 31 to June 30 for financial reporting and federal income tax purposes.

2. SIGNIFICANT   ACCOUNTING  POLICIES.   The  following  is  a  summary  of  the
   significant accounting policies of the Fund:

   SECURITY VALUATION. Portfolio securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities are valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   The International Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the fiscal period, resulting from changes in exchange rates.


   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Portfolio may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Portfolio may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

   FEDERAL INCOME TAXES. The Portfolios are treated as separate entities which intend to continue to qualify for treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision has been made in the financial statements. As of June 30, 1999 the Value portfolio had a net tax basis capital loss carryforward available to offset future capital gains of approximately $4,210,000 which will expire June 30, 2007.

   DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income earned and net capital gains realized by the Portfolios, if any, will be made annually in December. An additional distribution may be made, if necessary. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

   DEFERRED ORGANIZATION COSTS. Costs incurred by the Value Portfolio, Small Cap Portfolio and the International Portfolio in connection with their initial registration and public offering of shares have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date the Portfolios commenced operations.

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   OTHER. Investment security transactions are accounted for on a trade date basis. The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are reported on the accrual basis.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES.  For the period January 1, 1999
   through  June  30,  1999,  purchases  and  sales  of  investment   securities
   (excluding short-term investments) by the Portfolios were as follows:

                    GROWTH PORTFOLIO     VALUE PORTFOLIO    SMALL CAP PORTFOLIO    INTERNATIONAL PORTFOLIO
                   ------------------    ---------------    -------------------    ------------------------

       Purchases       $33,796,678         $20,180,329           $5,416,134              $22,386,963
       Sales            54,563,224          33,230,202            9,465,722               26,665,499

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, serves as Investment Adviser to the Fund. Under the Advisory Agreement, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objectives, policies and limitations. In addition, WTC recommends sub-advisers for the International Equity Portfolio, allocates assets among the sub-advisers, and monitors and evaluates the sub-advisers' performance. For services provided under the Advisory Agreement to the Growth Portfolio, Value Portfolio, Small Cap Portfolio and International Portfolio, WTC receives a fee at the annual rates of 0.55%, 0.55%, 0.60% and 0.65%, respectively, of the average daily net assets of each Portfolio. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the average daily net assets of the Growth Portfolio, 0.75% of the average daily net assets of the Value Portfolio, 0.80% of the average daily net assets of the Small Cap Portfolio and 1.00% of the average daily net assets of the International Portfolio.

   Prior to February 23, 1998, the Fund employed Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of WTC, to provide asset management, consulting services and other services to the Fund. For management services to the Fund, RSMC received an annual fee equal to 1.00% of the average daily net assets of the Growth Portfolio up to $200 million of Fund net assets and 0.95% of the average daily net assets in excess of $200 million. RSMC had agreed to waive its fees or reimburse the Growth Portfolio monthly to the extent that operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceeded an annual rate of 1.50% of average daily net assets.

   WTC also serves as custodian of the assets of the Growth Portfolio, Value Portfolio and Small Cap Portfolio and receives a fee for this service. PFPC Trust Company ("PFPCTrust") serves as sub-custodian to the assets of these Portfolios, and is paid by WTC out of its fee. Bankers Trust Company serves as Custodian of the International Portfolio's assets, and employs foreign sub-custodians to maintain the International Portfolio's assets outside the United States.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

   PFPC Inc. ("PFPC") performs certain administrative and accounting services, including determining the net asset value per share of each Portfolio, pursuant to an Administration and Accounting Services Agreement with the Fund. For the services provided, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of each Portfolio's first $1 billion of average daily net assets; 0.075% of each Portfolio's next $500 million in average net assets; 0.05% of each Portfolio's next $500 million of average daily net assets; and 0.035% of each Portfolio's average daily nets assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to a Portfolio are borne by that Portfolio.

   Prior to February 2, 1998, RSMC served as Administrator to the Fund pursuant to an Administration Agreement with the Fund on behalf of the Growth Portfolio. For the services provided, RSMC received a monthly administration fee from the Fund at an annual rate of 0.09% of the Growth Portfolio's average daily net assets.

   Prior to February 2, 1998, RSMC determined the net asset value per share of the Growth Portfolio and provided accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund on behalf of the Growth Portfolio. For its services, RSMC received an annual fee of $45,000, plus an amount equal to 0.02% of that portion of the Growth Portfolio's average daily net assets in excess of $100 million.

   PFPC also serves as transfer and dividend disbursing agent to the Fund. For these services, the Fund pays PFPC an annual fee of 0.03% of the Fund's average daily net assets, plus transaction charges and out-of-pocket expenses. Prior to February 2, 1998, RSMC served as transfer and dividend disbursing agent to the Fund. For its services, the Fund paid RSMC $7 per shareholder account per year, plus various other transaction fees, subject to a minimum of $1,000 per month, plus out-of-pocket expenses.

   Pursuant to a Distribution Agreement with the Fund, Provident Distributors ("PDI") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials and receives no compensation from the Fund. Prior to January 26, 1998, the Fund's Board of Trustees had authorized, pursuant to a Rule 12b-1 plan of distribution, a payment of up to 0.25% of the Growth Portfolio's average daily net assets annually to reimburse the distributor for expenses incurred in connection with distribution activities. Effective January 26, 1998, the Fund's Rule 12b-1 plan was terminated.

   The salaries of all officers of the Fund, the Trustees who are "interested persons" of the Fund, PFPC, PDI, WTC and PFPC Trust or their affiliates and all personnel of the Fund, PFPC, PDI, WTC or PFPC Trust performing services related to research, statistical and investment activities are paid by PFPC, PDI, WTC or PFPC Trust or their affiliates.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

5. FUND SHARES. At June 30, 1999, there was an unlimited number of shares of beneficial interest, $0.01 par value, authorized. The following table summarizes the activity in shares of the Portfolios:

                                       FOR THE PERIOD             FOR THE FISCAL              FOR THE FISCAL
                                       JANUARY 1, 1999              YEAR ENDED                  YEAR ENDED
   THE GROWTH PORTFOLIO             THROUGH JUNE 30, 1999        DECEMBER 31, 1998           DECEMBER 31, 1997
                                 -------------------------  --------------------------   -------------------------
                                   SHARES        AMOUNT       SHARES        AMOUNT         SHARES       AMOUNT
                                 ----------   ------------  ----------    ------------   ----------    -----------
   Shares sold .................    422,168    $10,293,120     601,227    $ 13,986,641      179,170    $ 3,907,003
   Shares issued in
      exchange for securities
      transferred in-kind
      (Note 6) .................         --             --   4,749,182     113,362,975           --             --
   Shares issued to
      shareholders in
      reinvestment of
      distributions ............         --             --     972,651      22,740,589      490,664     10,372,625
   Shares redeemed ............. (1,246,131)   (30,363,390) (1,141,100)    (26,240,512)    (354,225)    (7,479,239)
                                 ----------   ------------  ----------    ------------   ----------    -----------
   Net increase (decrease) .....   (823,963)  $ 20,070,270   5,181,960    $123,849,693      315,609    $ 6,800,389
                                              ============                ============                 ===========
   Beginning of year ...........  9,461,534                  4,279,574                    3,963,965
                                 ----------                 ----------                   ----------
   End of year .................  8,637,571                  9,461,574                    4,279,574
                                 ==========                 ==========                   ==========


                                             FOR THE PERIOD JANUARY 1, 1999     FOR THE PERIOD JUNE 29, 1998(DAGGER)
   THE VALUE PORTFOLIO                            THROUGH JUNE 30, 1999               THROUGH DECEMBER 31, 1998
                                             -------------------------------    -----------------------------------
                                                SHARES           AMOUNT             SHARES               AMOUNT
                                             ------------       ------------    -----------           ------------
   Shares sold ............................      448,376        $  4,123,795        998,364           $  9,377,897
   Shares issued in exchange for
      securities transferred in-kind
      (Note 6) ............................           --                  --      9,470,838             94,708,383
   Shares issued to shareholders in
      reinvestment of distributions .......           --                  --        231,206              2,124,787
   Shares redeemed ........................   (2,479,068)        (22,662,214)      (618,102)            (5,764,989)
                                             -----------        ------------    -----------           ------------
   Net increase (decrease) ................   (2,030,692)       $(18,538,419)    10,082,306           $100,446,078
                                                                ============                          ============
   Shares outstanding:
   Beginning of period ....................   10,082,306                                 --
                                             -----------                        -----------
   End of period ..........................    8,051,614                         10,082,306
                                             ===========                        ===========

(DAGGER) Commencement of operations.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                   FOR THE PERIOD
                                                   JANUARY 1, 1999              FOR THE PERIOD JUNE 29, 1998(DAGGER)
   THE SMALL CAP PORTFOLIO                        THROUGH JUNE 30, 1999             THROUGH DECEMBER 31, 1998
                                             -------------------------------    -----------------------------------
                                                SHARES           AMOUNT             SHARES               AMOUNT
                                             ------------       ------------    -----------            -----------
   Shares sold .............................   1,015,748        $  8,933,004      1,594,097            $14,358,820
   Shares issued in exchange for
      securities transferred in-kind
      (Note 6) .............................          --                  --      7,904,155             79,041,552
   Shares issued to shareholders in
      reinvestment of distributions                                                  33,474                306,962
   Shares redeemed .........................  (1,762,319)        (15,078,342)      (757,909)            (6,560,797)
                                              ----------        ------------      ---------            -----------
   Net increase (decrease) .................    (746,571)       $ (6,145,338)     8,773,817            $87,146,537
                                                                ============      =========            ===========
   Shares outstanding:
   Beginning of period .....................   8,773,817                                 --
                                              ----------                          ---------
   End of period ...........................   8,027,246                          8,773,817
                                              ==========                          =========

                                                    FOR THE PERIOD
                                                     JANUARY 1, 1999          FOR THE PERIOD JUNE 29, 1998(DAGGER)
   THE INTERNATIONAL PORTFOLIO                    THROUGH JUNE 30, 1999             THROUGH DECEMBER 31, 1998
                                              ------------------------------    ----------------------------------
                                                SHARES           AMOUNT             SHARES               AMOUNT
                                              ----------        ------------    -----------            -----------
   Shares sold .............................     223,054        $ 2,207,700       1,425,587            $13,411,791
   Shares issued in exchange for
      securities transferred in-kind
      (Note 6) .............................          --                  --      6,353,419             63,534,185
   Shares issued to shareholders in
      reinvestment of distributions ........      76,844            771,510          82,135                803,274
   Shares redeemed .........................    (894,964)        (8,801,653)       (345,222)            (3,230,349)
                                               ---------        -----------       ---------            -----------

   Net increase (decrease) .................    (595,066)       $(5,822,443)      7,515,919            $74,518,901
                                                                ===========                            ===========
   Shares outstanding:
   Beginning of period .....................   7,515,919                                 --
                                               ---------                          ---------
   End of period ...........................   6,920,853                          7,515,919
                                               =========                          =========

(DAGGER) Commencement of operations.

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------


6. TRANSFERS IN-KIND AND COMMENCEMENT OF NEW PORTFOLIOS. Effective June 29, 1998, the Wilmington Trust Growth Stock Fund ("Growth Stock Fund"), the Wilmington Trust Value Stock Fund ("Value Stock Fund"), the Wilmington Trust Small Cap Fund ("Small Cap Fund") and the Wilmington Trust International Fund ("International Fund"), each a Wilmington Trust Collective Investment Fund ("WTCIF"), transferred all of their net assets, including their securities, to the Growth Portfolio, the Value Portfolio, the Small Cap Portfolio and the International Portfolio, respectively. The shareholders of each WTCIF received shares of the respective Portfolios based on the net assets transferred divided by the net asset value of the respective Portfolio.

   The transfer was conducted on a taxable basis with respect to the Growth Stock Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was recognized by the Growth Stock Fund and the Growth Portfolio's basis in the securities reflect their market value as of the date of transfer.

   The transfer of securities was conducted on a tax-free basis with respect to the Value Stock Fund, the Small Cap Fund and the International Fund, whereby any unrealized appreciation or depreciation on the securities on the date of transfer was not treated as a taxable event by the Value Stock Fund, Small Cap Fund and the International Fund. The Value Portfolio's, the Small Cap Portfolio's and the International Portfolio's basis in the securities reflect their historical cost basis as of the date of transfer.

   The following table summarized the aforementioned transactions:

   THE WILMINGTON TRUST COLLECTIVE INVESTMENT FUNDS

                                                   NET ASSET       UNREALIZED
                                    SHARES AT      VALUE AT       APPRECIATION
    FUND NAME                        6/28/98        6/28/98        AT 6/28/98
    ------------                    ---------     ------------    -------------
   Growth Stock Fund                1,696,889     $113,362,975     $30,345,500
   Value Stock Fund                 2,046,297       94,708,383       7,428,141
   Small Cap Fund                   2,559,982       79,041,552      15,894,957
   International Fund               2,152,552       63,534,185      10,359,785

   THE RODNEY SQUARE STRATEGIC EQUITY FUND

                                                   COMBINED
                                     SHARES       NET ASSETS           NAV
                                    ISSUED IN        AFTER             PER
    PORTFOLIO NAME                  EXCHANGE       EXCHANGE           SHARE
    ------------                    ---------     ------------        -------
   Growth Portfolio                 4,749,182     $209,657,472        $23.87
   Value Portfolio                  9,470,838       94,708,383         10.00
   Small Cap Portfolio              7,904,155       79,041,552         10.00
   International Portfolio          6,353,419       63,534,185         10.00

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------


7. COMMITMENTS. As of June 30, 1999, the International Portfolio had entered into forward foreign currency exchange contracts which contractually obligate the Portfolio to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                                                     NET UNREALIZED
    SETTLEMENT                                             CONTRACT              VALUE AT             APPRECIATION
       DATE           CURRENCY PURCHASED                    AMOUNT                6/30/99            (DEPRECIATION)
     ---------        -----------------------              ---------             ---------           ---------------
      7/1/99          856 British Pound                     $  1,365              $  1,349                $ (16)
      7/1/99          9,055 British Pound                     14,440                14,273                 (167)
      7/2/99          564 British Pound                          898                   889                   (9)
      7/1/99          13,582,038 Japanese Yen                111,971               112,215                  244



                                                                                                     NET UNREALIZED
    SETTLEMENT                                             CONTRACT              VALUE AT             APPRECIATION
       DATE              CURRENCY SOLD                      AMOUNT                6/30/99            (DEPRECIATION)
     ---------        -----------------------              ---------             ---------           ---------------
      7/1/99          43,298 British Pound                  $ 68,670              $ 68,250              $   420
      7/1/99          68,124 Eurodollars                      70,952                70,255                  697
      7/1/99          40,280 Eurodollars                      41,682                41,539                  143
      7/6/99          54,291 Eurodollars                      56,181                55,989                  192
      9/7/99          75,655,669 Japanese Yen                649,405               631,944               17,461

THE RODNEY SQUARE STRATEGIC EQUITY FUND
---------------------------------------
    REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of the Rodney Square Strategic Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Rodney Square Strategic Equity Fund (comprised of the Large Cap Growth Equity, Large Cap Value Equity, Small Cap Equity and International Equity Portfolios) (the "Fund") as of June 30, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Rodney Square Strategic Equity Fund at June 30, 1999, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/  ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 9, 1999

THE RODNEY SQUARE STRATEGIC EQUITY FUND
--------------------------------------
    NOTICE TO SHAREHOLDERS (UNAUDITED)

--------------------------------------------------------------------------------

   TAX INFORMATION

   In January, 2000 shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 1999, including any distributions paid June 30, 1999 and December 31, 1999. By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from their respective Portfolio.

   Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Portfolio of the Fund paid a 20% capital gain distribution (from net long-term capital gains) during the period ended June 30, 1999.
   The following table summarizes the capital gain distributions:

                                                                     TOTAL 20%
                                                CAPITAL GAIN       CAPITAL GAIN
                                                  PER SHARE        DISTRIBUTION
                                                ------------       -------------
          International Equity Portfolio              0.1133           $780,343

                      [This Page Intentionally Left Blank.]

                                    TRUSTEES
                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                                John J. Quindlen
                              --------------------

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                        E. Matthew Brown, VICE PRESIDENT
                    Pat Colletti, VICE PRESIDENT & TREASURER
                           Gary M. Gardner, SECRETARY
                     Mary Jane Maloney, ASSISTANT SECRETARY
                    ----------------------------------------

                               INVESTMENT ADVISER
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                           ---------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                             ----------------------

                                   DISTRIBUTOR
                          Provident Distributors, Inc.
                     Four Falls Corporate Center, 6th Floor
                        West Conshohocken, PA 19428-2961
                    ----------------------------------------

                                  LEGAL COUNSEL
                               Pepper Hamilton LLP
                             -----------------------

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                              ---------------------

                                   CUSTODIANS
                            Wilmington Trust Company
                              Bankers Trust Company
                              ---------------------

   THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
   INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

RS04 6/99